SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT (No. 2-90649)
      UNDER THE SECURITIES ACT OF 1933   [x]



      Pre-Effective Amendment No.        [  ]



      Post-Effective Amendment No.  62   [x]

and
REGISTRATION STATEMENT UNDER THE INVESTMENT

                      COMPANY ACT OF 1940 (No. 811-4008)   [x]



          Amendment No.                                    [  ]

Fidelity Investment Trust
(Exact Name of Registrant as Specified in Charter)
82 Devonshire St., Boston, MA  02109
(Address Of Principal Executive Offices)
Registrant's Telephone Number:  (617) 563-7000
Arthur S. Loring, Secretary
82 Devonshire Street,
Boston, Massachusetts 02109
(Name and Address of Agent for Service)
It is proposed that this filing will become effective:
 (  ) immediately upon filing pursuant to paragraph (b)
 (x) on October 17, 1995 pursuant to paragraph (b)
 (  ) 60 days after filing pursuant to paragraph (a)(i)
 (  ) on          pursuant to paragraph (a)(i)
 (  ) 75 days after filing pursuant to paragraph (a)(ii)
 (  ) on             pursuant to paragraph (a)(ii) of rule 485.
If appropriate, check the following box:
 ( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Registrant has filed a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940 and has filed the notice required by such Rule on or before December 31, 1994 and on or before February 28, 1995. FIDELITY'S COUNTRY AND REGION FUNDS
FIDELITY FRANCE FUND, FIDELITY GERMANY FUND, FIDELITY HONG KONG AND CHINA FUND, FIDELITY JAPAN SMALL COMPANIES FUND, FIDELITY NORDIC FUND, AND FIDELITY UNITED KINGDOM FUND
CROSS REFERENCE SHEET
FORM N-1A
ITEM NUMBER PROSPECTUS SECTION

1...................................    Cover Page
 ...

2a..................................    Expenses
 ..

  b,                                    Contents; The Funds at a Glance; Who May Want to
c................................       Invest

3a..................................    *
 ..

                                        *
b...................................
 .

  c,                                    Performance
d................................

4a                                      Charter
i.................................

                                        The Funds at a Glance; Investment Principles and
ii...............................       Risks

b...................................    Investment Principles and Risks
 ..

                                        Who May Want to Invest; Investment Principles and
c....................................   Risks

5a..................................    Charter
 ..

b(i)................................    Cover Page: The Funds at a Glance; Charter; Doing
                                        Business with Fidelity

                                        Charter
(ii)..............................

     (iii)...........................   Expenses; Breakdown of Expenses

 c................................      Charter

 d................................      Charter; Breakdown of Expenses

                                        Cover Page; Charter
e....................................

                                        Expenses
f....................................

g(i)................................    Charter
 ..

(ii).................................   *
 ..

5A.................................     Performance
 .

6a                                      Charter
i.................................

                                        How to Buy Shares; How to Sell Shares; Transaction
ii................................      Details; Exchange Restrictions

                                        Charter
iii...............................


b...................................
 .

                                        Exchange Restrictions; Transaction Details
c....................................

                                        *
d...................................
 .

                                        Doing Business with Fidelity; How to Buy Shares;
e....................................   How to Sell Shares; Investor Services

f,g.................................    Dividends, Capital Gains, and Taxes
 ..

7a..................................    Cover Page; Charter
 ..

                                        Expenses; How to Buy Shares; Transaction Details
b...................................
 .

                                        Sales Charge Reductions and Waivers
c....................................

                                        How to Buy Shares
d...................................
 .

e....................................   *

  f ................................    *

8...................................    How to Sell Shares; Investor Services; Transaction
 ...                                     Details; Exchange Restrictions

9...................................    *
 ...


*  Not Applicable
FIDELITY'S COUNTRY AND REGION FUNDS
FIDELITY FRANCE FUND, FIDELITY GERMANY FUND, FIDELITY HONG KONG AND CHINA FUND, FIDELITY JAPAN SMALL COMPANIES FUND, FIDELITY NORDIC FUND, AND FIDELITY UNITED KINGDOM FUND
CROSS REFERENCE SHEET
(continued)
FORM N-1A
ITEM NUMBER  STATEMENT OF ADDITIONAL INFORMATION SECTION

10,   11..........................     Cover Page

12..................................   Description of the Trust
 ..

13a -                                  Investment Policies and Limitations
c............................

                                       Portfolio Transactions
d..................................

14a -                                  Trustees and Officers
c............................

15a,                                   *
b..............................

                                       Trustees and Officers
c..................................

16a                                    FMR, Portfolio Transactions
i................................

                                       Trustees and Officers
ii..............................

                                       Management Contracts
iii.............................

                                       Management Contracts
b.................................

     c,                                Contracts with FMR Affiliates
d.............................

     e -                               *
g...........................

                                       Description of the Trust
h.................................

                                       Contracts with FMR Affiliates
i.................................

17a ............................       Portfolio Transactions

     b..............................   *

     c..............................   Portfolio Transactions

                                       *
d,e..............................

18a................................    Description of the Trust
 ..

                                       *
b.................................

19a................................    Additional Purchase and Redemption Information
 ..

                                       Additional Purchase and Redemption Information;
b..................................    Valuation of Portfolio Securities

                                       *
c..................................

20..................................   Distributions and Taxes
 ..

21 a,                                  Contracts with FMR Affiliates
b.............................

                                       *
c.................................

22                                     Performance
a,b..............................

23..................................   Financial Statements
 ..


* Not Applicable
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
To learn more about a fund and its investments, you can obtain a copy of
   the funds'     Statement of Additional Information (SAI) dated October
17, 1995. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference (legally forms a part of the prospectus). For a free copy call Fidelity at 1-800-544-8888. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, the Federal Reserve Board, or any other agency, and are subject to investment risk, including the possible loss of principal.
LIKE ALL MUTUAL FUNDS,
THESE SECURITIES HAVE NOT
BEEN APPROVED OR
DISAPPROVED BY THE
SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE
SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND
EXCHANGE COMMISSION OR
ANY STATE SECURITIES
COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY
OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE
CONTRARY IS A CRIMINAL
OFFENSE.
   CTY-pro-1095
Each of these international funds is a growth fund. Each seeks to increase the value of your investment over the long-term by investing mainly in equity securities.
FIDELITY'S
COUNTRY AND REGION
FUNDS
   SINGLE     COUNTRY FUNDS
Fidelity France Fund
Fidelity Germany Fund
Fidelity Japan Small Companies Fund
REGIONAL FUNDS
Fidelity Hong Kong and China Fund
Fidelity Nordic Fund
Fidelity United Kingdom Fund
PROSPECTUS
OCTOBER 17, 1995(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA
02109


CONTENTS



KEY FACTS                                THE FUNDS AT A GLANCE

                                         WHO MAY WANT TO INVEST

                                         EXPENSES Each fund's sales charge (load) and
                                         its yearly operating expenses.

                                         PERFORMANCE

THE FUNDS IN DETAIL                      CHARTER How each fund is organized.

                                         INVESTMENT PRINCIPLES AND RISKS Each fund's
                                         overall approach to investing.

                                         BREAKDOWN OF EXPENSES How operating costs are calculated and what they include.

YOUR ACCOUNT                             DOING BUSINESS WITH FIDELITY

                                         TYPES OF ACCOUNTS Different ways to set up
                                         your account, including tax-sheltered retirement
                                         plans.

                                         HOW TO BUY SHARES Opening an account and making additional investments.

                                         HOW TO SELL SHARES Taking money out of and
                                         closing your account.

                                         INVESTOR SERVICES  Services to help you
                                         manage your account.

SHAREHOLDER AND ACCOUNT POLICIES         DIVIDENDS, CAPITAL GAINS, AND TAXES

                                         TRANSACTION DETAILS Share price calculations
                                         and the timing of purchases and redemptions.

                                         EXCHANGE RESTRICTIONS

                                         SALES CHARGE REDUCTIONS AND WAIVERS


   KEY FACTS


THE FUNDS AT A GLANCE
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager. Foreign affiliates of FMR may help choose investments for the funds.
As with any mutual fund, there is no assurance that a fund will achieve its goal.
SINGLE COUNTRY FUNDS
The single country funds focus on particular countries.
FRANCE FUND
GOAL: Long-term growth of capital.
STRATEGY: Invests mainly in equity securities of French issuers.
GERMANY FUND
GOAL: Long-term growth of capital.
STRATEGY: Invests mainly in equity securities of German issuers.
JAPAN SMALL COMPANIES FUND
GOAL: Long-term growth of capital.
STRATEGY: Invests mainly in equity securities of Japanese issuers with small market capitalizations.
REGIONAL FUNDS
The regional funds focus on particular regions.
HONG KONG AND CHINA FUND
GOAL: Long-term growth of capital.
STRATEGY: Invests mainly in equity securities of Hong Kong and Chinese issuers.
NORDIC FUND
GOAL: Long-term growth of capital.
STRATEGY: Invests mainly in equity securities of issuers in Denmark, Finland, Norway, and Sweden.
UNITED KINGDOM FUND
GOAL: Long-term growth of capital.
STRATEGY: Invests mainly in equity securities of British issuers.
WHO MAY WANT TO INVEST
These non-diversified funds may be appropriate for investors who want to
pursue their investment goals in markets outside the United States    by
targeting specific countries or regions    . By including international
investments in your portfolio, you can achieve additional diversification and participate in growth opportunities around the world. However, it is important to note that investments in foreign securities involve risks in addition to those of U.S. investments.
The value of    the     funds' investments will vary from day to day, and
generally reflect market conditions, interest rates, and other company,
political   ,     or economic news. In the short-term, stock prices can
fluctuate dramatically in response to these factors. Over time, however, stocks have shown greater growth potential than other types of securities. In addition to those general risks, international investing involves different or increased risks. The performance of international funds depends upon currency values, the political and regulatory environment, and overall economic factors in the countries in which a fund invests. These risks are particularly significant for funds that focus on a single country or region. See "INVESTMENT PRINCIPLES AND RISKS" on page .
When you sell your shares, they may be worth more or less than what you
paid for them. By themselves,    the     funds    do not     constitute a
balanced investment plan.
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy, sell or hold shares of a fund. See page 14 and pages 21 - 23 for an explanation of how and when these charges apply. Lower sales charges may be available for accounts over $250,000.
ANNUAL FUND OPERATING EXPENSES are paid out of each fund's assets. Each
fund pays a management fee    to FMR    . Each fund also incurs other
expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. A fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see page 14).
The following are projections based on estimated expenses and are calculated as a percentage of average net assets. FMR has voluntarily
agreed to limit the total operating expenses    for     each fund to
2.   0    0% of average net assets.
EXAMPLES. Let's say, hypothetically, that a fund's annual return is 5% and that its operating expenses are exactly as described. For every $1,000 you invested, the examples show how much you would have to pay in total expenses if you close your account after the number of years indicated. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary.
SINGLE COUNTRY FUNDS
      Transaction expenses   Operating expenses         Examples


FRANCE FUND      Maximum sales charge on       3.00          Management fee (after    0%            After 1    $5   0
                 purchases                     %             reimbursement)                         year
                 (as a % of offering price)

                 Maximum sales charge on       None          12b-1 fee                None          After 3    $   91
                 reinvested distributions                                                           years

                 Deferred sales charge on      None          Other expenses (after    2.   0    0
                 redemptions                                 reimbursement)           %

                 Redemption fee (as a % of        1.5    %   Total fund operating     2.   0    0
                 amount redeemed on shares                   expenses                 %
                 held less than 90 days)

                 Exchange fee                  None

                 Annual account maintenance    $12.
                 fee                           00
                 (for accounts under $2,500)

GERMANY FUND     Maximum sales charge on       3.00          Management fee (after    0%            After 1    $5   0
                 purchases                     %             reimbursement)                         year
                 (as a % of offering price)

                 Maximum sales charge on       None          12b-1 fee                None          After 3    $   91
                 reinvested distributions                                                           years

                 Deferred sales charge on      None          Other expenses (after    2.   0    0
                 redemptions                                 reimbursement)           %

                 Redemption fee (as a % of        1.5    %   Total fund operating     2.   0    0
                 amount redeemed on shares                   expenses                 %
                 held less than 90 days)

                 Exchange fee                  None

                 Annual account maintenance    $12.
                 fee                           00
                 (for accounts under $2,500)

JAPAN SMALL      Maximum sales charge on       3.00          Management fee           .76%          After 1    $49
COMPANIES FUND   purchases                     %                                                    year
                 (as a % of offering price)

                 Maximum sales charge on       None          12b-1 fee                None          After 3    $89
                 reinvested distributions                                                           years

                 Deferred sales charge on      None          Other expenses           1.18
                 redemptions                                                          %

                 Redemption fee (as a % of     1.5%          Total fund operating     1.94
                 amount redeemed on shares                   expenses                 %
                 held less than 90 days)

                 Exchange fee                  None

                 Annual account maintenance    $12.
                 fee                           00
                 (for accounts under $2,500)


REGIONAL FUNDS
      Transaction expenses   Operating expenses         Examples


HONG KONG AND    Maximum sales charge on       3.00          Management fee          .   50    %   After 1    $   50
CHINA FUND       purchases                     %                                                   year
                 (as a % of offering price)

                 Maximum sales charge on       None          12b-1 fee               None          After 3    $9   1
                 reinvested distributions                                                          years

                 Deferred sales charge on      None          Other expenses          1.50
                 redemptions                                                         %

                 Redemption fee (as a % of        1.5    %   Total fund operating    2.   00
                 amount redeemed on shares                   expenses                       %
                 held less than 90 days)

                 Exchange fee                  None

                 Annual account maintenance    $12.
                 fee                           00
                 (for accounts under $2,500)

NORDIC FUND      Maximum sales charge on       3.00          Management fee             0    %     After 1    $5   0
                 purchases                     %             (after reimbursement)                 year
                 (as a % of offering price)

                 Maximum sales charge on       None          12b-1 fee               None          After 3    $   91
                 reinvested distributions                                                          years

                 Deferred sales charge on      None          Other expenses          2.   00
                 redemptions                                 (after reimbursement)          %

                 Redemption fee (as a % of        1.5    %   Total fund operating    2.   0    0
                 amount redeemed on shares                   expenses                %
                 held less than 90 days)

                 Exchange fee                  None

                 Annual account maintenance    $12.
                 fee                           00
                 (for accounts under $2,500)



UNITED KINGDOM FUND   Maximum sales charge on       3.00          Management fee (after    0%            After 1    $5   0
                      purchases                     %             reimbursement)                         year
                      (as a % of offering price)

                      Maximum sales charge on       None          12b-1 fee                None          After 3    $   91
                      reinvested distributions                                                           years

                      Deferred sales charge on      None          Other expenses (after    2.   0    0
                      redemptions                                 reimbursement)           %

                      Redemption fee (as a % of        1.5    %   Total fund operating     2.   0    0
                      amount redeemed on shares                   expenses                 %
                      held less than 90 days)

                      Exchange fee                  None

                      Annual account maintenance    $12.
                      fee                           00
                      (for accounts under $2,500)


FMR has voluntarily agreed to temporarily limit each fund's operating
expenses to 2.   0    0% of their average net assets. If this agreement
were not in effect, and there were no state expense limitations, the management fee, other expenses, and total operating expenses would be .76%, 4.92%, and 5.68%, respectively, for France Fund; .76%, 2.70%, and 3.46%,
respectively, for Germany Fund;    .76%, 1.50% and 2.26%, respectively, for
Hong Kong and China Fund;     .76%, 2.23%, and 2.99%, respectively, for
Nordic Fund; and .76%, 4.76%, and 5.52%, respectively, for United Kingdom
Fund   .     Expenses eligible for reimbu   rse    ment do not include
interest, taxes, brokerage commis   s    ions, or extraordinary expenses.
PERFORMANCE
This section would normally show how each fund has performed over time. Because these funds were new when this prospectus was printed, their performance is not included. Twice a year, you will receive a report detailing the funds' recent strategies, performance, and holdings. For current performance or a free annual report call 1-800-544-8888.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means
assuming greater risks than investing in the
United States. Factors like changes in a
country's financial markets, its local political
and economic climate, and the value of its
currency create these risks. Because these
funds invest in stocks, their performance is
also related to foreign stock markets. For
these reasons an international fund's
performance may be more volatile than that of
a fund that invests exclusively in the United
States.
(checkmark)
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment in a fund over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.
COMPARATIVE MARKET INDICES reflect the performance of stocks in applicable regions.
SINGLE COUNTRY INDICES:
(small solid bullet) France: Societe des Bourses Francaises 250 Index (SBF
250)
(small solid bullet) Germany: Deutscher Aktien Index 100 (DAX 100)
(small solid bullet) Japan: Tokyo Stock Exchange Second Section
   Index








REGIONAL INDICES:
(small solid bullet) Hong Kong and China: Hang Seng    Index
(small solid bullet) Nordic: FT   -A    -Nordic    Index
(small solid bullet) United Kingdom: FT-SE-Actuaries-All Shares
Index     (FT-SE-A-All Shares)
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. government.
Other illustrations of fund performance may show moving averages over specified periods.
TOTAL RETURNS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
   THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, each fund is currently a non-diversified fund of Fidelity Investment Trust, an open-end, management investment company organized as a Massachusetts business trust on April 20, 1984.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES, which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review performance. The majority of trustees are not otherwise affiliated with Fidelity.
EACH FUND MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. You are entitled to one vote for each share you own.
FMR AND ITS AFFILIATES
The funds are managed by FMR, which handles their business affairs and, with the assistance of the foreign affiliates listed below, chooses the funds' investments.
Affiliates may assist FMR with foreign securities:
(small solid bullet) Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as sub-adviser for all the funds.
   (small solid bullet) Fidelity Management & Research Far East Inc. (FMR Far East), in Tokyo, Japan, serves as sub-adviser for all the funds.
(small solid bullet) Fidelity International Investment Advisors (FIIA), in Pembroke, Bermuda, serves as sub-adviser for all the funds.
(small solid bullet) Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.), in Kent, England, serves as sub-adviser for all the funds.
(small solid bullet) Fidelity Investment Japan Ltd. (FIJ), in Tokyo, Japan, serves as sub-adviser for Hong Kong and China Fund and Japan Small Companies Fund.
Renaud Saleur is manager of France Fund, which he has managed since November 1995. He also manages several funds for Fidelity International, Limited. Mr. Saleur joined Fidelity in 1986.
Simon Roberts is manager of Germany Fund, which he has managed since November 1995. He also manages a fund for Fidelity International, Limited. Before joining Fidelity as a research analyst in 1992, Mr. Roberts was a management consultant for Schroder Securities, Limited, in London.
Simon Fraser is manager of Japan Small Companies, which he has managed since November 1995. Mr. Fraser also manages Pacific Basin and several funds for United Kingdom, European and Asian investors including Growth, Japan OTC & Regional Markets and Japan Smaller Companies Trust. He joined Fidelity in 1981 as an investment analyst.
Joseph Tse is manager of Hong Kong & China Fund, which he has managed since November 1995. He also is director of investment and research for Fidelity Investments Management (Hong Kong), Limited. Mr. Tse joined Fidelity as an analyst in 1990.

FIDELITY FACTS
Fidelity offers the broadest selection of mutual
funds in the world.
(solid bullet) Number of Fidelity mutual funds: over    210
(solid bullet) Assets in Fidelity mutual funds: over $   328
billion
(solid bullet) Number of shareholder accounts: over    22
million
(solid bullet) Number of investment analysts and portfolio
managers: over    200
(checkmark)
Colin Stone is manager of Nordic Fund, which he managed since November 1995. He also manages funds for Fidelity International, Limited. Mr. Stone joined Fidelity in 1987.
Samuel Morse is manager of United Kingdom Fund, which he has managed since November 1995. He also manages funds for Fidelity International, Limited, and the United Kingdom and European portions of certain funds for Fidelity Canada. Mr. Morse joined Fidelity in 1990.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services. Fidelity Service Co. (FSC) performs transfer agent servicing functions for the funds.
FMR is the ultimate parent company of FMR, FMR U.K., and FMR Far East. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
The funds offer investors the ability to concentrate an investment in a particular country or region that they believe to offer strong long-term growth potential. The country or region in which each fund focuses is the fund's "focal area." Each fund's performance is expected to be closely tied
to economic and political conditions within its focal area.    Because each
fund invests in one country or a small group of related countries, each fund's performance is expected to be more volatile than more geographically diversified funds. Changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country, and therefore a fund's performance.
The funds may invest in issuers of all types within their focal areas. The funds focus on equity securities, but may also invest in debt securities of any quality.
FMR determines where an issuer is located by looking at such factors as its country of organization, the primary trading market for its securities, and the location of its assets, personnel, sales, and earnings.
The value of a fund's investments varies in response to many factors. Stock values fluctuate in response to the activities of individual
companies   ,     and general market and economic conditions. The
securities of smaller, less well-known companies may be particularly volatile. In addition to currency fluctuations, investments in foreign securities are generally subject to increased economic and political risk. International funds have increased economic and political risks as they are exposed to events and factors in the various world markets. This is especially true for emerging markets. Also, because a substantial portion of the funds' investments are denominated in foreign currencies, changes in the value of foreign currencies can significantly affect a fund's share price. FMR may use a variety of techniques to either increase or decrease a fund's exposure to any currency.
FMR may use various investment techniques to hedge a portion of a fund's risks, but there is no guarantee that these strategies will work as FMR intends. Of course, when you sell your shares of a fund, they may be worth more or less than what you paid for them.
FMR normally invests each fund's assets according to its investment strategy. Each fund also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
No one mutual fund can provide an appropriate balanced investment plan for all investors.
The following charts    illustrate volatility of the stock market returns
for each fund's focal area as calculated by MSCI. The charts measure total return based on the period's change in price, dividends paid on stocks in the index, and the effect of reinvesting dividends with no effect for dividend withholding by foreign governments or tax credits.
MSCI FRANCE INDEX



    Annual Returns %   1985      1986      1987      1988      1989      1990      1991      1992      1993      1994

 MSCI FRANCE INDEX     83.21     79.14     -13.4     38.66     36.80     -13.3     18.52     3.41%     21.56     -4.70
                       %         %         2%        %         %         5%        %                   %         %




Row: 1, Col: 1, Value: 0.0
Row: 1, Col: 2, Value: 0.0
Row: 2, Col: 1, Value: 83.21000000000001
Row: 2, Col: 2, Value: 0.0
Row: 3, Col: 1, Value: 79.14
Row: 3, Col: 2, Value: 0.0
Row: 4, Col: 1, Value: -13.42
Row: 4, Col: 2, Value: 0.0
Row: 5, Col: 1, Value: 38.66
Row: 5, Col: 2, Value: 0.0
Row: 6, Col: 1, Value: 36.8
Row: 6, Col: 2, Value: 0.0
Row: 7, Col: 1, Value: -13.35
Row: 7, Col: 2, Value: 0.0
Row: 8, Col: 1, Value: 18.52
Row: 8, Col: 2, Value: 0.0
Row: 9, Col: 1, Value: 3.41
Row: 9, Col: 2, Value: 0.0
Row: 10, Col: 1, Value: 21.56
Row: 10, Col: 2, Value: 0.0
Row: 11, Col: 1, Value: -4.7
Row: 11, Col: 2, Value: 0.0
%
%
%
%
%
%
%
   MSCI GERMANY INDEX



   Annual Returns %     1985      1986      1987      1988      1989      1990      1991      1992      1993      1994

 MSCI GERMANY INDEX     136.4     35.90     -24.3     21.39     47.06     -8.88     8.78%     -9.74     36.32     5.11%
                        5%        %         3%        %         %         %                   %



Row: 1, Col: 1, Value: 0.0
Row: 1, Col: 2, Value: 0.0
Row: 2, Col: 1, Value: 136.45
Row: 2, Col: 2, Value: 0.0
Row: 3, Col: 1, Value: 35.9
Row: 3, Col: 2, Value: 0.0
Row: 4, Col: 1, Value: -24.33
Row: 4, Col: 2, Value: 0.0
Row: 5, Col: 1, Value: 21.39
Row: 5, Col: 2, Value: 0.0
Row: 6, Col: 1, Value: 47.06
Row: 6, Col: 2, Value: 0.0
Row: 7, Col: 1, Value: -8.880000000000001
Row: 7, Col: 2, Value: 0.0
Row: 8, Col: 1, Value: 8.779999999999999
Row: 8, Col: 2, Value: 0.0
Row: 9, Col: 1, Value: -9.739999999999998
Row: 9, Col: 2, Value: 0.0
Row: 10, Col: 1, Value: 36.32
Row: 10, Col: 2, Value: 0.0
Row: 11, Col: 1, Value: 5.109999999999999
Row: 11, Col: 2, Value: 0.0
%
%
%
%
%
%
%
%
%
%
   MSCI JAPAN INDEX



   Annual Returns %   1985      1986      1987      1988      1989      1990      1991      1992      1993      1994

 MSCI JAPAN INDEX     43.37     99.72     43.18     35.53     1.81%     -36.0     9.09%     -21.2     25.70     21.62
                      %         %         %         %                   2%                  9%        %         %




Row: 1, Col: 1, Value: 0.0
Row: 1, Col: 2, Value: 0.0
Row: 2, Col: 1, Value: 43.37
Row: 2, Col: 2, Value: 0.0
Row: 3, Col: 1, Value: 99.72
Row: 3, Col: 2, Value: 0.0
Row: 4, Col: 1, Value: 43.18
Row: 4, Col: 2, Value: 0.0
Row: 5, Col: 1, Value: 35.53
Row: 5, Col: 2, Value: 0.0
Row: 6, Col: 1, Value: 1.81
Row: 6, Col: 2, Value: 0.0
Row: 7, Col: 1, Value: -36.02
Row: 7, Col: 2, Value: 0.0
Row: 8, Col: 1, Value: 9.09
Row: 8, Col: 2, Value: 0.0
Row: 9, Col: 1, Value: -21.29
Row: 9, Col: 2, Value: 0.0
Row: 10, Col: 1, Value: 25.7
Row: 10, Col: 2, Value: 0.0
Row: 11, Col: 1, Value: 21.62
Row: 11, Col: 2, Value: 0.0
%
%
%
%
%
%
%
%
   MSCI HONG KONG INDEX



    Annual Returns %      1985      1986      1987      1988      1989      1990      1991      1992      1993      1994

 MSCI HONG KONG INDEX     51.69     56.11     -4.11     28.12     8.39%     9.17%     49.52     32.29     116.7     -28.9
                          %         %         %         %                             %         %         0%        0%




Row: 1, Col: 1, Value: 0.0
Row: 1, Col: 2, Value: 0.0
Row: 2, Col: 1, Value: 51.69
Row: 2, Col: 2, Value: 0.0
Row: 3, Col: 1, Value: 56.11
Row: 3, Col: 2, Value: 0.0
Row: 4, Col: 1, Value: -4.109999999999999
Row: 4, Col: 2, Value: 0.0
Row: 5, Col: 1, Value: 28.12
Row: 5, Col: 2, Value: 0.0
Row: 6, Col: 1, Value: 8.390000000000001
Row: 6, Col: 2, Value: 0.0
Row: 7, Col: 1, Value: 9.17
Row: 7, Col: 2, Value: 0.0
Row: 8, Col: 1, Value: 49.52
Row: 8, Col: 2, Value: 0.0
Row: 9, Col: 1, Value: 32.29000000000001
Row: 9, Col: 2, Value: 0.0
Row: 10, Col: 1, Value: 116.7
Row: 10, Col: 2, Value: 0.0
Row: 11, Col: 1, Value: -28.9
Row: 11, Col: 2, Value: 0.0
%
%
%
%
%
%
%
%
   MSCI NORDIC COUNTRIES FREE INDEX



    Annual Returns %                                1988      1989      1990      1991      1992      1993      1994

 MSCI NORDIC COUNTRIES FREE INDEX                   49.06     41.77     -7.22     8.90%     -16.7     39.69     20.81
                                                    %         %         %                   6%        %         %




Row: 1, Col: 1, Value: 0.0
Row: 1, Col: 2, Value: 0.0
Row: 2, Col: 1, Value: 0.0
Row: 2, Col: 2, Value: 0.0
Row: 3, Col: 1, Value: 0.0
Row: 3, Col: 2, Value: 0.0
Row: 4, Col: 1, Value: 0.0
Row: 4, Col: 2, Value: 0.0
Row: 5, Col: 1, Value: 49.06
Row: 5, Col: 2, Value: 0.0
Row: 6, Col: 1, Value: 41.77
Row: 6, Col: 2, Value: 0.0
Row: 7, Col: 1, Value: -7.22
Row: 7, Col: 2, Value: 0.0
Row: 8, Col: 1, Value: 8.9
Row: 8, Col: 2, Value: 0.0
Row: 9, Col: 1, Value: -16.76
Row: 9, Col: 2, Value: 0.0
Row: 10, Col: 1, Value: 39.69
Row: 10, Col: 2, Value: 0.0
Row: 11, Col: 1, Value: 20.81
Row: 11, Col: 2, Value: 0.0
%
%
%
%
%
%
%
%
%
   MSCI UNITED KINGDOM INDEX



    Annual Returns %       1985      1986      1987      1988      1989      1990      1991      1992      1993      1994

 MSCI NORDIC COUNTRIES
FREE INDEX                 53.02     26.95     35.09     5.95%     21.87     10.29     16.02     -3.65     24.44     -1.63
                           %         %         %                   %         %         %         %         %         %




Row: 1, Col: 1, Value: 0.0
Row: 1, Col: 2, Value: 0.0
Row: 2, Col: 1, Value: 53.02
Row: 2, Col: 2, Value: 0.0
Row: 3, Col: 1, Value: 26.95
Row: 3, Col: 2, Value: 0.0
Row: 4, Col: 1, Value: 35.09
Row: 4, Col: 2, Value: 0.0
Row: 5, Col: 1, Value: 5.95
Row: 5, Col: 2, Value: 0.0
Row: 6, Col: 1, Value: 21.87
Row: 6, Col: 2, Value: 0.0
Row: 7, Col: 1, Value: 10.29
Row: 7, Col: 2, Value: 0.0
Row: 8, Col: 1, Value: 16.02
Row: 8, Col: 2, Value: 0.0
Row: 9, Col: 1, Value: -3.65
Row: 9, Col: 2, Value: 0.0
Row: 10, Col: 1, Value: 24.44
Row: 10, Col: 2, Value: 0.0
Row: 11, Col: 1, Value: -1.63
Row: 11, Col: 2, Value: 0.0
%
%
%
%
%
%
%
%
SINGLE COUNTRY FUNDS
FRANCE FUND seeks long-term growth of capital by investing in securities of French issuers. FMR normally invests at least 65% of the fund's total assets in securities of French issuers. The balance, however, may be invested in securities of other European issuers.
Commercial, corporat   e    , and securities laws govern the sale and
resale of securities, while contractual and corporate restrictions may also apply. Planned privatizations and possible government incentives may result in major changes in the market and increased investments by private individuals. However, a future change in government, market, or economic factors could result in an unfavorable change in policy on privatization. GERMANY FUND seeks long-term growth of capital by investing in securities of German issuers. FMR normally invests at least 65% of the fund's total assets in securities of German issuers. The balance, however, may be invested in securities of other European issuers.
   T    he German economy has experienced a recession with inflationary pressure as a result of increased domestic demand and the high cost of the unification of East and West Germany. The Bundesbank, Germany's central bank, has maintained relatively high interest rates to counter inflationary
pressures.    T    he future growth of Germany will depend on its ability
to unite the country successfully.
JAPAN SMALL COMPANIES FUND seeks long-term growth of capital by investing in securities of Japanese issuers with small market capitalizations. FMR normally invests at least 65% of the fund's total assets in securities of these issuers. The balance, however, may be invested in securities of other Southeast Asian issuers.
FMR defines Japanese small market capitalization companies as those with
market capitalizations of 100 billion Yen (approximately US $   1
billion as of    September 30    , 1995) or less at the time of the fund's
investment. Companies whose capitalization exceeds 100 billion Yen after purchase will continue to be considered small-capitalized for purposes of the 65% policy.
Japan's economic growth has declined significantly since 1990   .     The
general government position has deteriorated as a result of weakening economic growth and stimulative measures taken to support economic activity
and to restore financial stability.        Although the decline in interest
rates and fiscal stimulus packages have helped to contain recessionary forces, uncertainties remain.
Investing in small capitalization stocks may involve greater risk than investing in medium and large capitalization stocks, since they can be subject to more abrupt or erratic movements. Small capitalization companies may have more limited product lines, markets, or financial resources. REGIONAL FUNDS
HONG KONG AND CHINA FUND seeks long-term growth of capital by investing in securities of Hong Kong and Chinese issuers. FMR normally invests at least 65% of the fund's total assets in securities of these issuers. The balance, however, may be invested in securities of other Southeast Asian issuers. Currently, the fund anticipates that most of its investments will be in Hong Kong issuers. In the future, more of its investments may be in shares of companies listed on mainland Chinese exchanges.
Although China has committed by treaty to preserve the economic and social freedoms enjoyed in Hong Kong for 50 years after regaining control of Hong Kong in 1997, the continuation of the current form of the economic system in Hong Kong after the reversion will depend on the actions of the government of China. Business confidence in Hong Kong, therefore, can be significantly affected by such developments, which in turn can affect
markets and business performance.    The securities market in China is
relatively new and     China has yet to develop comprehensive
securities   , or     corporate    or commercial     laws; or to adhere to
internationally accepted accounting principles.    There is greater risk of
expropriation, naturalization, freezes, or confiscation in China than in
many other countries.     Foreign ownership limits exist on all
securities.        Also, it is important to note that a substantial portion
of the companies listed on the Hong Kong Stock Exchange are involved in real estate related business.
NORDIC FUND seeks long-term growth of capital by investing in securities of Danish, Finnish, Norwegian, and Swedish issuers. FMR normally invests at least 65% of the fund's total assets in securities of these issuers. The balance, however, may be invested in securities of other European issuers. The Nordic region is differentiated from the rest of Europe by its high exposure to cyclical industries such as oil, shipping, and pulp and paper. UNITED KINGDOM FUND seeks long-term growth of capital by investing in securities of British issuers. FMR normally invests at least 65% of the fund's total assets in securities of these issuers. The balance, however, may be invested in securities of other European issuers.
The pace of economic growth in the United Kingdom appears to have slowed in 1995, while continued tough monetary and fiscal policy helps keep inflation under control.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of
instruments in which a fund may invest,    strategies     FMR may employ in
pursuit of a fund's investment objective   , and a     summary of
   related     risks   . Any restrictions listed supplement those discussed
earlier in this section.     A complete listing of each fund's limitations
and more detailed information about the funds   '     investments
   are     contained in the funds' SAI. Policies and limitations are
considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques
unless     it believes        that    they are consistent with a fund's
investment objective and policies     and that doing so will help    a
fund achieve    its     goal. Current holdings and recent investment
strategies are described in the funds' financial repor   ts     which
   are     sent to shareholders twice a year. For a free SAI or
   financial     report call 1-800-544-8888.
EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
EXPOSURE TO FOREIGN MARKETS Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens, and potentially less stringent investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of foreign securities may be unwilling to repay principal and interest when due, and may require that the conditions for payment be renegotiated. All of these factors can make foreign investments, especially those in developing countries, more volatile.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. In general, bond prices rise when interest rates fall, and vice versa. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. Lower-quality debt securities (sometimes called "junk bonds") are
considered to    have     speculative    characteristics     and involve
greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.
RESTRICTIONS: Purchase of a debt security is consistent with the fund's debt quality policy if it is rated at or above the stated level by Moody's or rated in the equivalent categories by S&P, or is unrated but judged to be of equivalent quality by FMR. Each fund currently intends to limit its investments in lower than Baa-quality debt securities to 35% of its assets.
REPURCHASE AGREEMENTS In a repurchase agre   e    ment, a fund buys a
security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
FOREIGN REPURCHASE AGREEMENTS may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.
ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities.
FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
DIRECT DEBT. Loans and other direct debt instruments are interests in amounts owed to another party by a company, government, or other borrower. They have additional risks beyond conventional debt securities because they may entail less legal protection for a fund, or there may be a requirement that a fund supply additional cash to a borrower on demand.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of other securities, including illiquid securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS: A fund may not purchase a security if, as a result, more than 15% of its assets would be invested in illiquid securities.
OTHER INSTRUMENTS may include securities of closed-end investment companies and real estate-related investments.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry. A fund that is not diversified may be more sensitive to changes in the market value of a single issuer or industry.
RESTRICTIONS: Each fund is considered non-diversified. Generally, to meet federal tax requirements at the close of each quarter, the fund does not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, does not invest more than 5% of its total assets in any one issuer. Each fund may not invest more than 25% of its total assets in any one industry. These limitations do not apply to U.S. government securities.
BORROWING. A fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: A fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33% of its total assets.
LENDING. Lending securities to broker-dealers and institutions,
including    Fidelity Brokerage Services, Inc. (    FBSI   )    , an
affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering a fund's securities. A fund may also lend money to other funds advised by FMR.
RESTRICTIONS: Loans, in the aggregate, may not exceed 33% of a fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND
RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
FRANCE FUND seeks long-term growth of capital.
GERMANY FUND seeks long-term growth of capital.
JAPAN SMALL COMPANIES FUND seeks long-term growth of capital.
HONG KONG AND CHINA FUND seeks long-term growth of capital.
NORDIC FUND seeks long-term growth of capital.
UNITED KINGDOM FUND seeks long-term growth of capital.
EACH FUND may not invest more than 25% of its total assets in any one industry. Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33% of its total assets. Loans, in the aggregate, may not exceed 33% of a fund's total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of a fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to affiliates who provide assistance with these services. Each fund also pays OTHER EXPENSES, which are explained on page 15.
FMR may, from time to time, agree to reimburse a fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.
MANAGEMENT FEE
   Each fund's     management fee is calculated and paid to FMR every
month. The fee for each fund is calculated by adding a group fee rate to an individual fund fee rate, and multiplying the result by the fund's average net assets.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above .52%, and it drops as
total assets under management increase. For    July     1995, the group fee
rate was    .3129    %. The individual fund fee rate is .45% for each fund.
The total management fee rate for the funds for fiscal 1996 is estimated in the chart below.
Fund   Manageme
       nt fee

France Fund                  .76%

Germany Fund                 .76%

Hong Kong and China Fund        .76%

Japan Small Companies Fund      .76%

Nordic Fund                  .76%

United Kingdom Fund          .76%

FMR HAS SUB-ADVISORY AGREEMENTS for each fund with three affiliates: FMR U.K., FMR Far East, and FIIA. FIIA in turn has a sub-advisory agreement with FIIAL U.K. In addition, FMR has sub-advisory agreements with FIJ on behalf of Hong Kong and China Fund and Japan Small Companies Fund. FMR U.K. focuses on issuers based in Europe. FMR Far East focuses on issuers based in Asia and the Pacific Basin. FIIA focuses on issuers based in Hong Kong, Australia, New Zealand, and Southeast Asia (other than Japan). FIIAL U.K. focuses on issuers based in the United Kingdom and Europe. FIJ focuses on issuers based in Japan and elsewhere around the world.
The sub-advisers are compensated for providing investment research and advice. FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services. FMR pays FIJ and FIIA 30% of its management fee associated with investments for which the sub-adviser provided investment advice. FIIA pays FIIAL U.K. a fee equal to 110% of the costs of providing these services.
The sub-advisers may also provide investment management services. In return, FMR pays FMR U.K., FMR Far East, FIJ, and FIIA a fee equal to 50% of its management fee rate with respect to a fund's investments that the sub-adviser manages on a discretionary basis. FIIA pays FIIAL U.K. a fee equal to 110% of the costs of providing these services.
OTHER EXPENSES
While the management fee is a significant component of the funds' annual operating costs, the funds have other expenses as well.
The funds contract with FSC to perform many transaction and accounting functions. These services include processing shareholder transactions, valuing each fund's investments, and handling securities loans.
The funds also pay other expenses, such as legal, audit, and custodian fees; proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by a fund to reduce the fund's custodian or transfer agent fees.
Each fund's estimated portfolio turnover rate for fiscal 1996 is    not
expected to exceed 200%    . These rates vary from year to year. High
turnover rates increase transaction costs, and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.
FMR has voluntarily agreed to limit each fund's operating expenses to an
annual rate of 2.   0    0% of average net assets.
YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, FBSI. Fidelity is also a leader in providing tax-sheltered retirement plans for individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity has over 80 walk-in Investor Centers across the country.
TYPES OF ACCOUNTS
You may set up an account directly in a fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in a fund through a brokerage account.
If you are investing through FBSI or another financial institution or investment professional, refer to its program materials for any special provisions regarding your investment in a fund.
The different ways to set up (register) your account with Fidelity are listed at right.
The account guidelines that follow may not apply to certain retirement accounts. If your employer offers a fund through a retirement program, contact your employer for more information. Otherwise, call Fidelity directly.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
RETIREMENT
TO SHELTER YOUR RETIREMENT SAVINGS FROM TAXES
Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.
INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow anyone of legal age and under 70 with earned income to save up to $2,000 per tax year. Individuals can also invest in a spouses's IRA if the spouse has earned income of less than $250.
ROLLOVER IRAS retain special tax advantages for certain distributions from employer-sponsored retirement plans.
KEOGH OR CORPORATE PROFIT SHARING AND MONEY PURCHASE PENSION PLANS allow self-employed individuals or small business owners (and their employees) to make tax deductible contributions for themselves and any eligible employees up to $30,000 per year.
SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
403(B) CUSTODIAL ACCOUNTS are available to employees of most tax-exempt institutions, including schools, hospitals, and other charitable organizations.
401(K) PROGRAMS allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened.
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, INSTITUTIONS, OR OTHER GROUPS
Requires a special application.
HOW TO BUY SHARES
ONCE EACH BUSINESS DAY, TWO SHARE PRICES ARE CALCULATED FOR EACH FUND WITH A SALES CHARGE: the offering price and the net asset value (NAV). The offering price includes the 3% sales charge, which you pay when you buy shares, unless you qualify for a reduction or waiver as described on page __. When you buy shares of the funds at the offering price, Fidelity deducts 3% and invests the rest at the NAV.
Shares are purchased at the next share price calculated after your investment is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described at right. If there is no application accompanying this prospectus, call 1-800-544-8888.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or
(small solid bullet) Open your account by exchanging from another Fidelity fund.
IF YOU ARE INVESTING THROUGH A TAX-SHELTERED RETIREMENT PLAN, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call 1-800-544-8888 for more information and a retirement application.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $2,500
For Fidelity retirement accounts  $500
TO ADD TO AN ACCOUNT  $250
For Fidelity retirement accounts $250
Through automatic investment plans $100
MINIMUM BALANCE $1,000
For Fidelity retirement accounts $500
   These minimums may vary for investments through Fidelity Portfolio Advisory Services. Refer to the product materials for details.

Key Information
Phone 1#800#544#7777
S
To open an account, exchange from another Fidelity fund account with the same registration, including name, address, and taxpayer ID number.
S
To add to an account, exchange from another Fidelity fund account with the same registration, including name, address, and taxpayer ID number. You can also use Fidelity Money Line to transfer from your bank account. Call before your first use to verify that this service is in place on your account. Maximum
Money Line: $50,000.
Mail
S
To open an account, complete and sign the application. Make your check payable to the complete name of the fund of your choice. Mail to the address indicated on the application.
S
To add to an account, make your check payable to the complete name of the fund.
Indicate your fund account number on your check. Mail to the address printed on your account statement.
S
Exchange by mail: Call 1#800#544#6666 for instructions.
In Person
S
To open an account, bring your application and check to a Fidelity Investor

Center. Call 1#800#544#9797 for the center nearest you.
S
To add to an account, bring your check to a Fidelity Investor Center. Call 1#800#544#9797 for the center nearest you.
Wire
Not available for retirement accounts.
S
To open an account, call 1#800#544#7777 to set up your account and to arrange a wire transaction. Wire within 24 hours to the wire address below. Specify the complete name of the fund and include your new account number and your name.
S
To add to an account, wire to the wire address below. Specify the complete name of the fund and include your account number and your name.
S
Wire address: Bankers Trust Company, Bank Routing #021001033, Account #
00163053.
Automatically
New accounts cannot be opened with these services.
S
Use Fidelity Automatic Account Builder or Direct Deposit to automatically purchase more shares. Sign up for these services when opening your account, or call 1#800#544#6666.
S
Use Directed Dividends or Fidelity Automatic Exchange Service to automatically send money from one Fidelity fund into another. Call 1#800#544#6666 for instructions.

TDD - Service for the Deaf and Hearing#Impaired: 1#800#544#0118
(null)
How to Sell Shares
You can arrange to take money out of your fund account at any time by selling
(redeeming) some or all of your shares. Your shares will be sold at the next share price calculated after your order is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.
To sell shares in a non#retirement account,
 you may use any of the methods described on this page.
To sell shares in a Fidelity retirement account,
 your request must be made in writing, except for exchanges to other Fidelity funds, which can be requested by phone or in writing. Call 1#800#544#6666 for a retirement distribution form.
If you are selling some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open ($500 for retirement accounts).
To sell shares by bank wire or Fidelity Money Line,
 you will need to sign up for these services in advance.
Certain requests must include a signature guarantee.
 It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
S
You wish to redeem more than $100,000 worth of shares, S
Your account registration has changed within the last 30 days, S
The check is being mailed to a different address than the one on your account
(record address),
S
The check is being made payable to someone other than the account owner, or S
The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker
(including
Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association.
A notary public cannot provide a signature guarantee.
Selling Shares in Writing
Write a "letter of instruction" with:
S
Your name
S
The fund's name,
S
Your fund account number,
S
The dollar amount or number of shares to be redeemed, and S
Any other applicable requirements listed in the table at right.
Unless otherwise instructed, Fidelity will send a check to the record address.
Deliver your letter to a Fidelity Investor Center, or mail it to:
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266#0602
Fees and Key Information
If you sell shares of fund after holding them less than 90 days, the fund will deduct a redemption fee equal to 1.5% of the value of those shares.
Phone 1#800#544#7777
All account types except retirement
S
Maximum check request: $100,000.
S
For Money Line transfers to your bank account; minimum: $10; maximum:
$100,000.
All account types
S
You may exchange to other Fidelity funds if both accounts are registered with the same name(s), address, and taxpayer ID number.
Mail or in Person
Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA
S
The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.
Retirement account
S
The account owner should complete a retirement distribution form. Call 1#800#544#6666 to request one.
Trust
S
The trustee must sign the letter indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.
Business or Organization
S
At least one person authorized by corporate resolution to act on the account must sign the letter.
S
Include a corporate resolution with corporate seal or a signature guarantee.
Executor, Administrator, Conservator, Guardian
S
Call 1#800#544#6666 for instructions.
Wire
All account types except retirement
S
You must sign up for the wire feature before using it. To verify that it is in place, call 1#800#544#6666. Minimum wire: $5,000.
S
Your wire redemption request must be received by Fidelity before 4 p.m. Eastern time for money to be wired on the next business day.

TDD - Service for the Deaf and Hearing#Impaired: 1#800#544#0118
YOUR ACCOUNT


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account. INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports will be mailed to your household, even if you have more than one account in a fund. Call 1-800-544-6666 if you need copies of financial reports or historical account information.
TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other Fidelity funds by telephone or in writing. The shares you exchange will carry credit for any sales charge you previously paid in connection with their purchase.
Note that exchanges out of the funds are limited to four per calendar year and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page 19. SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account. Because of sales charges, you may not want to set up a systematic withdrawal plan during a period when you are buying shares on a regular basis.
FIDELITY MONEY LINE(registered trademark) enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.
REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call 1-800-544-6666 for more information.
REGULAR INVESTOR PLANS
FIDELITY AUTOMATIC ACCOUNT BUILDER SM
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND
MINIMUM   FREQUENCY     SETTING UP OR CHANGING
$100      Monthly or    (small solid bullet) For a new account,
          quarterly     complete the
                        appropriate section
                        on the fund
                        application.
                        (small solid bullet) For existing
                        accounts, call
                        1-800-544-6666 for
                        an application.
                        (small solid bullet) To change the
                        amount or frequency
                        of your investment,
                        call 1-800- 544-6666
                        at least three
                        business days prior
                        to your next
                        scheduled
                        investment date.

DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A FIDELITY
FUNDA
MINIMUM   FREQUENCY    SETTING UP OR CHANGING
$100      Every pay    (small solid bullet) Check the
          period       appropriate box on
                       the fund application,
                       or call
                       1-800-544-6666 for
                       an authorization
                       form.
                       (small solid bullet) Changes require a
                       new authorization
                       form.

FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY FUND
MINIMUM   FREQUENCY        SETTING UP OR CHANGING
$100      Monthly,         (small solid bullet) To establish, call
          bimonthly,       1-800-544-6666
          quarterly, or    after both accounts
          annually         are opened.
                           (small solid bullet) To change the
                           amount or frequency
                           of your investment,
                           call 1-800-544-6666.

A BECAUSE THEIR SHARE PRICES FLUCTUATE, THESE FUNDS MAY NOT BE APPROPRIATE CHOICES FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
Each fund distributes substantially all of its net income and capital gains to shareholders each year. Normally, dividends and capital gains are distributed in December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. Each fund offers four options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for each dividend and capital gain distribution.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.
FOR RETIREMENT ACCOUNTS, all distributions are automatically reinvested. When you are over 59 years old, you can receive distributions in cash. SHARES PURCHASED THROUGH REINVESTMENT of dividend and capital gain distributions are not subject to a fund's sales charge. Likewise, if you direct distributions from one of the funds to a fund with a sales charge, you will not pay a sales charge on those purchases.
When a fund deducts a distribution from its NAV, the reinvestment price is the fund's NAV at the close of business that day. Cash distribution checks will be mailed within seven days.
TAXES
As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications:
TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, each fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the taxable distributions paid to you in the previous year.
TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of a fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares just before a fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.

UNDERSTANDING DISTRIBUTIONS
As a fund shareholder, you are entitled to your share of the fund's net income and gains on its investments. The fund passes these earnings along to its investors as DISTRIBUTIONS.
Each fund earns dividends from stocks and interest from bond, money market and other investments. These are passed along as DIVIDEND DISTRIBUTIONS. A fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as CAPITAL GAIN DISTRIBUTIONS.
(checkmark)
CURRENCY CONSIDERATIONS. If a fund's dividends exceed its taxable income in any year, which is sometimes the result of currency-related losses, all or a portion of the fund's dividends may be treated as a return of capital to shareholders for tax purposes. Any return of capital will reduce the cost basis of your shares, which will result in a higher reported capital gain or a lower reported capital loss when you sell your shares. The statement you receive in January will specify if any distributions included a return of capital.






EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on a fund and its investments and these taxes generally will reduce the fund's distributions. However, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income or capital gains than were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment activity in some types of instruments. TRANSACTION DETAILS
THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange (NYSE) is open. Fidelity normally calculates each fund's NAV and offering price as of the close of business of the NYSE, usually 4 p.m. Eastern time.
EACH FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
Each fund's assets are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Board of Trustees believes accurately reflects fair value. EACH FUND'S OFFERING PRICE (price to buy one share)is the fund's NAV plus a sales charge if any. The sales charge is 3% of the offering price, or 3.09% of the net amount invested for the funds. The REDEMPTION PRICE (price to sell one share) is the fund's NAV.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. Fidelity may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. Fidelity will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
EACH FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. Each fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page 19. Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees a fund or its transfer agent has incurred.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
YOU MAY BUY SHARES OF THE FUNDS (AT THE OFFERING PRICE) OR SELL THEM THROUGH A BROKER, who may charge you a fee for this service. If you invest through a broker or other institution, read its program materials for any additional service features or fees that may apply.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses. WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your request is received and accepted. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) Each fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
THE REDEMPTION FEE if applicable, will be deducted from the amount of your redemption. This fee is paid to the fund rather than FMR, and it does not apply to shares that were acquired through reinvestment of distributions. If shares you are redeeming were not all held for the same length of time, those shares you held longest will be redeemed first for purposes of determining whether the fee applies.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500 (including any amount paid as a sales charge), subject to an annual maximum charge of $60.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. The fee will not be deducted from retirement
accounts    (except non-prototype retirement accounts),     accounts using
regular investment plans, or if total assets in Fidelity funds exceed $50,000. Eligibility for the $50,000 waiver is determined by aggregating Fidelity mutual fund accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $1,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC collects the proceeds from each fund's sales charge and may pay a portion of them to securities dealers who have sold the fund's shares, or to others, including banks and other financial institutions (qualified recipients), under special arrangements in connection with FDC's sales activities. The sales charge paid to qualified recipients is 2.25% of a fund's offering price.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the funds without reimbursement from the funds. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be registered for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number. (small solid bullet) Before exchanging into a fund, read its prospectus. (small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you.
(small solid bullet) Because excessive trading can hurt fund performance and shareholders, each fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) Each exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if the funds receive or anticipate simultaneous orders affecting significant portions of the funds' assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a fund. Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to $7.50 and redemption fees of up to 1.50% on exchanges. Check each fund's prospectus for details.
SALES CHARGE REDUCTIONS AND WAIVERS
REDUCTIONS. A fund's sales charge may be reduced if you invest directly with Fidelity or through prototype or prototype-like retirement plans sponsored by FMR or FMR Corp. The amount you invest, plus the value of your account, must fall within the ranges shown below. However, purchases made with assistance or intervention from a financial intermediary are not eligible. Call Fidelity to see if your purchase qualifies.
  Net amount
Ranges Sales charge invested
$0 - 249,999 3% 3.09%
$250,000 - 499,999 2% 2.04%
$500,000 - 999,999 1% 1.01%
$1,000,000 or more none  none
The sales charge for any of the funds will also be reduced by the percentage of any sales charge you previously paid on investments in other Fidelity funds (not including Fidelity's Foreign Currency Funds). Similarly, your shares carry credit for any sales charge you would have paid if the reductions in the table above had not existed. These sales charge credits only apply to purchases made in one of the ways listed below, and only if you continuously owned Fidelity fund shares or a Fidelity brokerage core account, or participated in The CORPORATEplan for Retirement Program:
1. By exchange from another Fidelity fund.
2. With proceeds of a transaction within a Fidelity brokerage core account, including any free credit balance, core money market fund, or margin availability, to the extent such proceeds were derived from redemption proceeds from another Fidelity fund.
3. With redemption proceeds from one of Fidelity's Foreign Currency Funds, if the Foreign Currency Fund shares were originally purchased with redemption proceeds from a Fidelity fund.
4. Through the Directed Dividends Option (see page 17).
5. By participants in The CORPORATEplan for Retirement Program when shares are purchased through plan-qualified loan repayments, and for exchanges into and out of the Managed Income Portfolio.
WAIVERS. A fund's sales charge will not apply:
1. If you buy shares as part of an employee benefit plan having more than 200 eligible employees or a minimum of $3 million in plan assets invested in Fidelity mutual funds.
2. To shares in a Fidelity Rollover IRA account purchased with the proceeds of a distribution from an employee benefit plan, provided that at the time of the distribution, the employer or its affiliate maintained a plan that both qualified for waiver (1) above and had at least some of its assets invested in Fidelity-managed products.
3. If you are a charitable organization (as defined in Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more.
4. If you purchase shares for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined by Section 501(c)(3) of the Internal Revenue Code).
5. If you are an investor participating in the Fidelity Trust Portfolios program.
6. To shares purchased through Portfolio Advisory Services.
7. If you are a current or former trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or its direct or indirect subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity trustee or employee, a Fidelity trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity trustee or employee.
8. If you are a bank trust officer, registered representative, or other employee of a qualified recipient, as defined on page 19.
9. To contributions and exchanges to a prototype or prototype-like retirement plan sponsored by FMR Corp. or FMR and which is marketed and distributed directly to plan sponsors or participants without any assistance or intervention from any intermediary distribution channel.
10. If you invest through a non-prototype pension or profit-sharing plan that maintains all of its mutual fund assets in Fidelity mutual funds, provided the plan executes a Fidelity non-prototype sales charge waiver request form confirming its qualification.
11. If you are a registered investment adviser (RIA) purchasing for your discretionary accounts, provided you execute a Fidelity RIA load waiver agreement which specifies certain aggregate minimum and operating provisions. Except for correspondents of National Financial Services Corporation, this waiver is available only for shares purchased directly from Fidelity, and is unavailable if the RIA is part of an organization principally engaged in the brokerage business.
12. If you are a trust institution or bank trust department purchasing for your non-discretionary, non-retirement fiduciary accounts, provided you execute a Fidelity Trust load waiver agreement which specifies certain aggregate minimum and operating provisions. This waiver is available only for shares purchased either directly from Fidelity or through a bank-affiliated broker, and is unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.
These waivers must be qualified through FDC in advance. More detailed information about waivers (1), (2), (5), (9), and (11) is contained in the Statement of Additional Information. A representative of your plan or organization should call Fidelity for more information.




























This prospectus is printed on recycled paper using soy-based inks. FIDELITY FRANCE FUND, FIDELITY GERMANY FUND, FIDELITY HONG KONG & CHINA FUND,
FIDELITY JAPAN SMALL COMPANIES FUND, FIDELITY NORDIC FUND, AND FIDELITY UNITED KINGDOM FUND
FUNDS OF FIDELITY INVESTMENT TRUST
STATEMENT OF ADDITIONAL INFORMATION
OCTOBER 17, 1995
This Statement is not a prospectus but should be read in conjunction with the funds' current Prospectus (dated October 17, 1995). Please retain this document for future reference. To obtain an additional copy of the Prospectus, please call Fidelity Distributors Corporation at 1-800-544-8888.

TABLE OF CONTENTS                                                               PAGE



Investment Policies and Limitations

Special Considerations Affecting Europe

Special Considerations Affecting Japan, The Pacific Basin, and Southeast Asia

Portfolio Transactions

Valuation of Portfolio Securities

Performance

Additional Purchase and Redemption Information

Distributions and Taxes

FMR

Trustees and Officers

Management Contracts

Contracts with FMR Affiliates

Description of the Trust

Appendix


INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc. (FMR U.K.)
Fidelity Management & Research (Far East) Inc. (FMR Far East)
Fidelity International Investment Advisors (FIIA)
Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.) Fidelity Investments Japan Ltd. (FIJ) ( Hong Kong and China Fund and Japan Small Companies Fund only)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
Fidelity Service Company (FSC)
CTY-ptb-1095
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of each fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with each fund's investment policies and limitations.
A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the fund. However, except for the fundamental investment limitations listed below the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.
THE FOLLOWING ARE EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING LIMITATIONS FOR EACH FUND ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) To meet federal tax requirements for qualification as a "regulated investment company," the fund limits its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (b) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (a) and (b) do not apply to "Government securities" as defined for federal tax purposes.
(ii) With respect to 75% of its total assets, the fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, the fund would hold more than 10% of the outstanding voting securities of that issuer.
(iii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iv) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(v) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(vi) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vii) The fund does not currently intend to purchase interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships that are not listed on an exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under limitation
(v) would exceed 15% of the fund's net assets.
(viii) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(ix) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.
(x) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.
(xi) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
(x   ii    )  The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
   For purposes of limitation (x), pass-through entities and other special purpose vehicles or pools of financial assets, such as issuers of asset-backed securities or investment companies, are not considered "business enterprises."
For the funds' limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page
 .
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the Investment Company Act of 1940. These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
CLOSED-END INVESTMENT COMPANIES. A fund may purchase the equity securities of closed-end investment companies to facilitate investment in certain countries. Equity securities of closed-end investment companies generally trade at a discount to their net asset value.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.
Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depository Receipts (ADRs) as well as other "hybrid" forms of ADRs including European Depository Receipts (EDRs) and Global Depository Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
FOREIGN CURRENCY TRANSACTIONS. A fund may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. The fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
A fund may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
When a fund agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." A fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. For example, if a fund held investments denominated in Deutschemarks, the fund could enter into forward contracts to sell Deutschemarks and purchase Swiss Francs. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the fund to assume the risk of fluctuations in the value of the currency it purchases.
Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, a fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.
Successful use of currency management strategies will depend on FMR's skill in analyzing and predicting currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates, and could result in losses to the fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, the fund would be unable to participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency, and that currency's value declines, the fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will hedge at an appropriate time. FOREIGN REPURCHASE AGREEMENTS. Foreign repurchase agreements may include agreements to purchase and sell foreign securities in exchange for fixed U.S. dollar amounts, or in exchange for specified amounts of foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, the fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.
FUNDS' RIGHTS AS A SHAREHOLDER. A fund does not intend to direct or administer the day-to-day operations of any company. The fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities that a fund may engage in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.
FUTURES AND OPTIONS. The following sections pertain to futures and options:
Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options. ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. A fund will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS. A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which they typically invest, which involves a risk that the options or futures position will not track the performance of a fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. FUTURES CONTRACTS. When a fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The fund intends to file a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission
(CFTC) and the National Futures Association, which regulate trading in the futures market, before engaging in any purchases or sales of futures contracts or options on futures contracts. The funds intend to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums. In addition, a fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on a fund's investments in futures contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. A fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium it paid. If the fund exercises the option, it completes the sale of the underlying instrument at the strike price. A fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the fund will be required to make margin payments to an FCM as described above for futures contracts. A fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. Writing a call option obligates a fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
 ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by the funds to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also, FMR may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If through a change in values, net assets, or other circumstances, a fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.
INDEXED SECURITIES. A fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, each fund has received permission to lend money to, and borrow money from, other funds advised by FMR or its affiliates. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements), and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
ISSUER LOCATION. FMR determines where an issuer is located by looking at such factors as its country of organization, the primary trading market for its securities, and the location of its assets, personnel, sales, and earnings. The issuer of a security is located in a particular country if:
1) the security is issued or guaranteed by the government of the country or any of its agencies, political subdivisions, or instrumentalities or has its primary trading market in that country; or 2) the issuer is organized under the laws of the country, derives at least 50% of its revenues or profits from goods sold, investments made, or services performed in the country, or has at least 50% of its assets located in the country.
LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to a fund's policies regarding the quality of debt securities.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If a fund does not receive scheduled interest or principal payments on such indebtedness, the fund's share price and yield could be adversely affected. Loans that are fully secured offer a fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a fund. For example, if a loan is foreclosed, the fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the fund relies on FMR's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a fund were determined to be subject to the claims of the agent's general creditors, the fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
Direct indebtedness purchased by a fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the fund to pay additional cash on demand. These commitments may have the effect of requiring the fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. The fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.
A fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see limitations (4) and (i) ). For purposes of these limitations, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
 LOWER-QUALITY DEBT SECURITIES. While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-quality securities that defaulted rose significantly above prior levels, although the default rate decreased in 1992, 1993, and 1994.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt securities and a fund's ability to dispose of these securities.
Since the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type held by a fund. In considering investments for the fund, FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
REAL ESTATE-RELATED INSTRUMENTS include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to
the coupon rate or maturity of the purchased security.    To protect the
fund from the risk that the original seller will not fulfill its
obligation, the securities are     held in an account of the fund at a
bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), it is a fund's current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR. RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by FMR. Such transactions may increase fluctuations in the market value of the fund's assets and may be viewed as a form of leverage.
SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp.
Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk.
FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.
Cash received through loan transactions may be invested in any security in which a fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
SECURITIES OF SMALL CAPITALIZATION COMPANIES. Smaller capitalization companies may have limited product lines, markets, or financial resources. These conditions may make them more susceptible to setbacks and reversals. Therefore, their securities may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies.
 SHORT SALES "AGAINST THE BOX." If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.
SOVEREIGN DEBT OBLIGATIONS. A fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.
SWAP AGREEMENTS. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values , mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A fund is not limited to any particular form of swap agreement if FMR determines it is consistent with the fund's investment objective and policies.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.
 Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A fund expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
A fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.
WARRANTS. Warrants are securities that give the fund the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets if the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to expiration date. These factors can make warrants more speculative than other types of investments.
SPECIAL CONSIDERATIONS AFFECTING EUROPE
New developments surrounding the creation of a unified common market in Europe have helped to reduce physical and economic barriers promoting the free flow of goods and services throughout Western Europe. These new developments could make this new unified market one of the largest in the world. However, in 1993 Europe's economies began to slow and subsequently slid into recession as tight monetary conditions and a lack of progress toward inflation convergence and budgetary consolidation in many countries weakened consumer and business confidence. More generally, the turbulence in foreign exchange markets since the middle of 1992 and escalating tensions over trade contributed to increased uncertainty in many countries. The U.S. dollar continued on its downward track with respect to both the German mark and many other of Europe's currencies such as the Italian lira, the Spanish peseta and the Swedish krona which have been affected by political uncertainties and fiscal problems.
Subsequently, Europe's economies began to improve in 1995 as continued growth in the United States and the Southeast Asian countries provided the foundation for an export-led recovery. This recovery was aided by a sharp rebound of the U.S. dollar after reaching postwar lows in the spring of 1995.
The Eastern European countries, after several years of declining output, have generally shown dramatic growth in 1994 and 1995. Despite formidable obstacles and major differences among countries and regions, many nations are making substantial progress in their efforts to become market-oriented economies. However, these economies are becoming increasingly disparate and the experience of countries in the region varies markedly. Those nations making the most successful transitions include Poland, the Czech Republic and Hungary, while some of the former Soviet republics continue to suffer from the consequences of the break-up of the Union and have not made much progress in implementing effective market oriented reforms. Key aspects of the reform and stabilization efforts have not yet been fully implemented, and there remain risks of policy slippage. In the Russian Federation and most other countries of the former Soviet Union, economic conditions are of particular concern because of economic instability due to political unrest and armed conflicts in many regions.
Notwithstanding the continued economic difficulties in many countries, recent positive developments offer hope for a cooperative growth strategy in the near term, which could also permit a strengthening of global economic performance over the medium term. Many developing countries are reaping the fruits of sustained reform and stabilization efforts. Efforts to enhance assistance to countries affected by the transition to market-based trading systems occurring in central Europe and the former Soviet Union, and to low-income countries to support strengthened stabilization and restructuring efforts, are moving forward. In Europe, exchange market tensions have eased, interest rates have been falling and may continue to do so as evidence accumulates of the waning of inflationary pressures.
The European Community (EC) consists of Belgium, Denmark, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, and the United Kingdom (the member states). In 1986, the member states of the EC signed the "Single European Act", an agreement committing these countries to the establishment of a market among themselves, unimpeded by internal barriers or hindrances to the free movement of goods, persons, services, or capital. To meet this goal, a series of directives have been issued to the member states. Compliance with these directives is designed to eliminate three principal categories of barriers: (1) physical frontiers, such as customs posts and border controls; (2) technical barriers (which include restrictions operating within national territories) such as regulations and norms for goods and services (product standards); discrimination against foreign bids (bids by other EC members) on public purchases; or restrictions on foreign requests to establish subsidiaries; and (3) fiscal frontiers, notably the need to levy value-added taxes, tariffs, or excises on goods or services imported from other EC states.
The ultimate goal of this project is to achieve a large unified domestic European market in which available resources would be more efficiently allocated through the elimination of the above-mentioned barriers and the added costs associated with those barriers. Elimination of these barriers would simplify product distribution networks, allow economies of scale to be more readily achieved, and free the flow of capital and other resources. The Maastricht Treaty on economic and monetary union (EEMU) attempts to provide its members with a stable monetary framework consistent with the EC's broad economic goals. But until the EMU takes effect, which is intended to occur between 1997 and 1999, the community will face the need to reinforce monetary cooperation in order to reduce the risk of a recurrence of tensions between domestic and external policy objectives.
The total European market, as represented by both EC and non-EC countries, consists of over 370 million consumers, making it larger currently than either the United States or Japanese markets. European businesses compete nationally and internationally in a wide range of industries including: telecommunications and information services, roads and transportation, building materials, food and beverages, broadcast and media, financial services, electronics, and textiles. Actual and anticipated actions on the part of member states to conform to the unified Europe directives have prompted interest and activity not only by European firms, but also by foreign entities anxious to establish a presence in Europe that will result from these changes. Indications of the effect of this response to a unified Europe can be seen in the areas of mergers and acquisitions, corporate expansion and development, GNP growth, and national stock market activity. The early experience of the former centrally planned economies has already demonstrated the crucially important link between structural reforms, macroeconomic stabilization, and successful economic transformation. Among the central European countries, the Czech Republic, Hungary, and Poland have made the greatest progress in structural reform; inflationary pressures there have abated following price liberalization, and output has begun to recover. These achievements will be difficult to sustain, however, in the absence of strong efforts to contain the large fiscal deficits that have accompanied the considerable losses of output and tax revenue since the start of the reform process.
In the Baltic countries there are encouraging signs that reforms are taking hold and are being supported by strong stabilization efforts. In most other countries of the former Soviet Union, in contrast, inadequate stabilization efforts now threaten to lead to hyper-inflation, which could derail the reform process. Inflation, which had abated following the immediate impact of price liberalization in early 1992, surged to extremely high levels in late 1992 and early 1993. The main reason for this development has been excessive credit expansion to the government and to state enterprises. The transformation process is being seriously hampered by he widespread subsidization of inefficient enterprises and the resulting misallocation of resources. The lack of effective economic and monetary cooperation among the countries of the former Soviet Union exacerbates other problems by severely constraining trade flows and impeding inflation control. Partly as a result of these difficulties, some countries have decided that the introduction of separate currencies offers the best scope for avoiding hyper-inflation and for improving economic conditions. This development can facilitate the implementation of stronger stabilization programs. Economic conditions in the former Soviet Union have continued to deteriorate. Real GDP in Russia fell 11.9 percent in 1993, after an 18 percent decline in 1992. In many other countries of the region, output losses have been even larger. These declines reflect the adjustment difficulties during the early stages of the transition, high rates of inflation, the compression of imports, disruption in trade among the countries of the former Soviet Union, and uncertainties about the reform process itself. Large-scale subsidies are delaying industrial restructuring and are exacerbating the fiscal situation. A reversal of these adverse factors is not anticipated in the near term and output is expected to decline further in most of these countries.
Economic conditions appear to have improved for some of the transition economies of central Europe during the past year. Following three successive years of output declines, there has been a turnaround in the former Czech and Slovak Federal Republic, Hungary and Poland: growth in private sector activity and strong exports, especially to Western Europe, now appear to have contained the fall in output. Most central European countries in transition have achieved positive real growth in 1994 and early 1995 as market reform depend. The strength of the projected output gains will depend crucially on the ability of the reforming countries to contain fiscal deficits and inflation and on their continued access to, and success in, export markets. A number of their governments, including those of Hungary, and Poland, are currently implementing or considering reforms directed at political and economic liberalization, including efforts to foster multi-party political systems, decentralize economic planning, and move toward free market economies. At present, no Eastern European country has developed stock markets but Poland, Hungary and the Czech Republic have small securities markets in operation. Ethnic and civil conflict continued to rate throughout the former Yugoslavia. The outcome is uncertain.
Both the EC and Japan, among others, have made overtures to establish trading arrangements and assist in the economic development of the Eastern European nations. In the rest of Europe, monetary policy and financial market developments have been dominated by the currency turmoil that began in September 1992. At the same time, conditions are improving for significant reductions of official interest rates in Europe, which should help to contain recessionary forces and provide support to the overall economic recovery in the region by early 1996. With the passage of the General Agreement on Trade and Tariffs (GATT) earlier this year, Europe has taken a step forward to resist protectionist pressures. Interest rates continue to decline, but some countries' tight monetary conditions remain an obstacle to stronger growth and a threat to exchange market stability. However, in the long-term, economic unification of Europe could prove to be an engine for domestic and international growth.
FRANCE has welcomed foreign trade and foreign investment and, along with Germany, has emerged as a driving force within the Union. More than a quarter of France's total sales, and 22% of its employment, derive from foreign-owned companies. The country ranks high in manufacturing productivity, while its unionization rate of 12% is the lowest in the Union. The workforce is well-educated, yet labor is cheaper than in Germany. Both national and local officials have been actively soliciting international companies, particularly those with technological businesses encouraging them to build factories and subsidiaries in France. Recognizing the need for decentralization, the country has taken steps to build up industrial and technological areas away from Paris, in cities such as Marseilles. The government of prime minister Edouard Balladur has drastically cut the corporate tax rate from one-half to one-third, and has pledged to keep inflation at its current very low levels. Its successor under Alain Juppe is expected to continue with these policies. However, France faces two problems that are not uncommon in Europe: persistent high unemployment (currently around 12%) and a high budget deficit. These problems, although apparently not out of control, serve to hamper prosperity and will probably not be solved anytime soon.
As of the end of 1994, France had the fourth largest Gross Domestic Product in the world and was the fifth largest market, with market capitalization equal to U.S. $265 billion. There are nearly a thousand listed companies in the equity markets, and trading is on a par with capitalization by world standards.
The French equity securities market is relatively small compared to the United States' market. Trading practices are regulated by the French securities exchange authorities and the sale and resale of securities are generally less regulated than in the United States. Issuers of securities in France are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, shareholder proxy requirements, and the timely disclosure of information. In addition, accounting, auditing, and financial reporting standards are not comparable to United States standards and, therefore, less information may be available to investors investing in French securities than would be available in respect of investments in the securities of U.S. issuers in the United States. The French securities market may be more volatile and is less liquid than the major U.S. markets. As in the case of all foreign investments, the fund's investments may be adversely affected by any increase in applicable foreign taxes or by political, economic, or diplomatic developments.
A significant number of French enterprises are owned, directly or indirectly, in whole or in part, by the French state. In 1986, the French government announced an extensive privatization program, which was discontinued following the parliamentary elections of June 1988, after 31 state-controlled enterprises had been sold to the public. Recently, the previous French government had announced a new program of privatization which is expected to continue under the current government. However, investors should be aware that a future change of government, market, or economic factors in France could result in a change in policy on privatization.
Under current law, subject to certain exceptions, shares of French companies may be owned by, and transferred to, non-residents of France without limitation for portfolio investment. However, existing foreign direct investment regulations provide that the acquisition by any non-resident of the European Union of a controlling interest in a French company is subject to prior approval of the Treasury Department of the French Ministry of Economy. Under existing administrative rulings, ownership of 20% or more of a listed company's share capital or, in the case of unlisted companies, ownership of 33 1/3% or more, is regarded as a controlling interest in such company, but a lower percentage might be held to constitute a controlling interest in certain circumstances. Direct investments by non-European Union residents, including the acquisition, creation or expansion of French companies, and the increase in control of French companies engaged in agricultural, industrial, or commercial, financial, or real estate activities, require prior approval by French authorities. In general, prior approval by French authorities is always necessary (even if the investor is a European Union resident) if the investment is to be made in certain specific industries such as the defense and health industries. Pursuant to current legislation relating to privatization of certain state-controlled companies, transfer by the French authorities directly or indirectly to non-European Union persons and entities under non-European Union control of equity shares of a French company in connection with its privatization may not exceed a total of 20% of such company's share capital. A lower percentage may be adopted if considered vital to protect national interests. Furthermore, the Ministry of Economy has the power to transfer an ordinary share of such company's stock held by the French State into a "special share," thereby possibly giving the Ministry of Economy a right of approval for an unlimited period with respect to the ownership by any single person, or group of persons acting together, or an equity interest representing more than 10% of such company's share capital and/or the right to designate one or two representatives of the French State to the board of directors of such company, and/or the right of refusal with respect to decisions to sell assets or grant guarantees which are considered against national interests. GERMANY is generally regarded as the chief player in the Union. Germany is highly integrated into the world's economy and capital markets, and should continue to benefit from an ongoing world recovery from recession. From 1988 through 1992, real Gross National Product in Germany grew at a healthy average of 3.5%. But 1993, which saw GNP down 2.1%, was the worst year since the beginning of the postwar WIRTSCHAFTSWUNDER. In 1994, Germany began to recover from recession, but rising interest rates kept the lid on market advances. As of the end of 1993, Germany was the fourth largest market in the world, with market capitalization equal to U.S. $450 billion (the U.S. market for that year was number 1, with $5.2 trillion in capitalization). In terms of the number of listed companies, Germany ranked further down, at number 14 with 426 listed companies (by comparison, the U.S. had over 7,600 listed companies). It follows that the average size of German companies is large: over $1 billion in 1993, which placed it number 3 in that category. Exports, a key part of the German economy, may be poised to increase, although the weak U.S. dollar means that German goods will be more expensive in the important U.S. market, thus reducing demand. While Germany's equity market appears to be highly valued by some measures, the market as a whole is small compared to the economy. European investors have lagged their U.S. counterparts in making equity investments, although this has been changing. The high valuations of German stocks may also prove supportable by the country's central role in the Union and its success in developing the Eastern part of the country and the former Eastern bloc countries for its manufacturing purposes.
 In Germany the progress of the European Union continues to be the slow but steady and the costs of assimilating the former East German states continues to pose the greatest financial pressure. Costs for this project were greatly underestimated: since unification in 1990, the government has had to transfer money to the east in the amount of 4% - 5% of Gross Domestic Product. To raise this money, the government has had to levy extra taxes. These taxes have effectively offset advances in consumer income, and have lead to the political necessity of down sizing government and maintaining a tight monetary policy. In order to comply with the terms of Maastricht, Germany must cut government debt from a projected 64% of GDP next year to less than 60%. The failure, either political or economic, of Germany's ability to cut spending while also finding the money to restore the east to fiscal health could have repercussions for the German stock market.
Germany is also facing pressures to reform its welfare and social security programs, and must also comply with a court order to reform its tax system. While the country does not appear to be in any risk of governmental crisis, all of the factors mentioned above could lead to a shift in domestic policies, with a potential shift in the political landscape not out of the question.
Much of Germany's fiscal health and prosperity over the next few years depends on the continued growth of capitalism in the former Eastern bloc states. If this growth does not materialize, or if political events intercede, there could be negative financial repercussions for Germany.
In 1995, Germany could be at risk of over expansion. Rapid growth of production could bring the economy to the limits of current capacity, which would likely prompt the central bank to tighten the money supply. However, if Germany opts for slow growth in the short term in order to pave the way for longer-term stability, profits over the short term could suffer.
NORDIC COUNTRIES. Denmark is a member of the Union. Sweden, Finland, and Norway recently agreed to join the Union. These Nordic countries have a combined total population of only 23 million, roughly equal to that of the state of California. Productivity, as measured by Gross Domestic Product per capita, is well above the European average in all countries except Finland, where it stands at about 90% of the average. The Nordic countries appear poised to embark on a path of rapid growth. Real GDP in Sweden is expected to increase by 2.5% for 1995, and by 4.0% to 4.5% in Denmark, Finland, and Norway. At the end of 1993, all four Nordic countries ranked in the top 35 worldwide in terms of market capitalization and total market value traded per year, meaning that the Nordic markets tend to be fairly liquid for their size. The chief industries in the region are machinery, textiles, furniture, electronics, dairy, metals, ship building, clothing, engineering, chemicals, food processing, fishing, paper, oil and gas, autos, and shipping. The number of listed companies is small; in 1993 Denmark had more than 250, but no other Nordic country had more than 125, fewer even than such countries as Peru, Sri Lanka, and Iran. As a result of the high level of market capitalization and the low number of listed companies, Sweden, Finland, and Norway rank among the top 25 countries in the world for average company size.
Foreign ownership of Nordic stocks has increased dramatically, growing from U.S. $316 million in 1992 to $7.4 billion in 1994. One reason for the appeal of Nordic stocks is that the companies in these countries tend to be widely diversified in the geographic areas in which they do business; thus the performance of a company may not be as closely linked to the state of the local economy as it is in many countries. There are, however, potential disincentives to foreign investors.
The establishment of stronger links with their neighbors to the south will likely be accompanied by substantial change in several aspects of the Nordic countries' economies, particularly in the area of government spending. The extensive social welfare system that was the envy of much of the world in the 1960s and 1970s has proved to be extremely costly during the subsequent decades of more modest prosperity. In Norway, these benefits were financed through oil and gas exports, but in other Nordic countries they have tended to result in growing government debts and deficits.
The populations of the Nordic countries have become accustomed to generous benefits for unemployment, sick leave, child care, elder care, and general public welfare, along with state-provided medical care. With the exception of Denmark, each country also has a history of supporting an inefficient agricultural sector with subsidies ranging up to 75% (the recent average for Europe has been approximately 35% - 45%). Public spending on social programs in Sweden accounted for a full one-third of GDP during the 1980s. Unemployment remains fairly high, ranging from 6% in Norway to 19% in Finland. The income scale in the Nordic countries tends to be comparatively flat, both with regard to age and skill; thus there is little income advantage to be gained by career advancement. Almost half of personal disposable income received by Swedes was the result of transfer payments, a system for redistributing wealth. In Norway, the number of industrial jobs has fallen by 100,000 since 1972, while government employment has doubled. Once the Nordic countries become members of the Union, and once the full terms of the Maastricht Treaty and other Union agreements are implemented, there will be strong pressures on the Nordic countries to bring their government spending more closely into line with those of Europe. Farms, particularly those closest to the European continent, will either be forced to improve efficiency or close down, while exports of Norwegian oil and gas and Finnish timber and mineral resources will need to find a place in the Union's trade policies if the Nordic countries are to prosper. National debts, which are high in Finland and Sweden, will need to be reduced. How well these goals can be accomplished without reversing the long-awaited growth trends that are now emerging in the Nordic countries remains to be seen.
The Nordic countries will also be challenged to keep their most skilled workers. Such workers are essential to the region's significant manufacturing and engineering businesses, but the implementation of the Union will make it easier for Nordic workers to seek employment in other member states. And while a favorable corporate tax structure has aided the largest Nordic companies in amassing the capital to make investments, many of them have been investing outside the region rather than domestically. While these problems are not insurmountable, a failure to address them could impair the prosperity of the Nordic countries, and with it the performance of their markets.
UNITED KINGDOM. Occupying most of the land area of the British Isles, the U.K. includes England, Wales, Scotland, and Northern Ireland. As of the end of 1993, the U.K. was the third largest market in the world, with market capitalization equal to U.S. $1.2 trillion (the U.S. market for that year was the world's largest market, with $5.2 trillion in capitalization). There are 1,650 listed companies in the U.K. equity markets, and trading volume is on a par with capitalization by world standards. The U.K. ranks tenth worldwide in terms of average company size. The relatively high number of listings and the relatively low average company size mean that the behavior of the U.K. stock market is less likely to be dominated by the trading actions of a few large stocks.
The U.K. experienced a long post-war recession which ended in 1992; however, it did not escape the effects of worldwide recession in 1993 and 1994. Exports were hurt by the lack of demand from depressed foreign markets. Still, the U.K. was one of a very few European economies to post positive GDP numbers for 1993, with a 2% growth rate.
Foreign investment is strong in the U.K., particularly in Wales and Scotland, which have made international efforts to attract investors and development by foreign companies. At the end of 1992, more than 3,500 U.S. companies had made investments in the U.K., for a total of $78 billion, a number that represents nearly 40% of all U.S. investment in the member states. This far exceeds U.S. investment in Germany, which was $35 billion in 1992. The companies of other nations have been attracted to the U.K. for investing as well, drawn by low labor costs, relative political stability, and tax incentives. Foreign investment is crucial to the continued economic strength of the U.K.
While foreign investment has been high, there are signs that it may not continue to grow at the same rate. Other Union members are actively recruiting investors, advertising their increased level of participation in the Union as a key to important trade benefits. Even some major British corporations, such as British Petroleum and Pilkington, have moved their headquarters onto the European continent. The U.K. lags in the percentage of its population that goes on to higher education, an important factor for technology-based businesses. Despite the opening of the new English Channel tunnel rail link to the continent, the government's spending on railways and other parts of the transportation infrastructure is well behind that of France and Germany.
Going forward, the U.K. appears poised for continued growth. Business investment has risen since 1992, and as asset utilization approaches current capacity, investment should continue to rise, with businesses needing to expand beyond their current size in order to meet increasing demand. Unemployment began to fall in early 1993, and employment growth resumed.
While the U.K. is a member of the Union, domestic sentiment has not been wholly favorable towards Union involvement. A failed bid to tie the pound to the European Currency Unit (ECU), the proposed single currency for the Union, resulted in higher inflation and almost forced British Prime Minister John Major out of office. This event did not discourage negative sentiments. As a result, the U.K. has not been as actively involved in working with the architects of Union policies as it might have been, and has thus been less successful in ensuring that its needs and viewpoints were reflected in these policies. So far, the U.K. has allowed Germany and France to play the major roles in shaping the Union framework.
The Conservative government, which was strongly entrenched during the 1980s under Margaret Thatcher, has not been as powerful since that time and currently faces the possibility that it may lose control of the government. A shift of sentiment towards the Labour Party, or a further weakening of the Conservative's power, could produce a government that lacks the focus or the political will to address domestic issues and to play a strong role in the Union.
Like many European countries, the U.K. has been plagued with persistent high inflation, and it has run a current account trade deficit for many years. Both of these factors have been a hindrance to prosperity, and both are likely to continue to exist in some form in the future.
   The conditions that have given rise to these developments are changeable, and there is no assurance that reforms will continue or that their goals will be achieved.
REAL GDP ANNUAL RATE OF GROWTH (ANNUAL % CHANGE)
1994
   Denmark              4.6

   France               2.5

G   e    rmany          2.9

   Ita    ly            2.5

   Net    herlands      2.4

   S    pain            1.9

   Sw    itzerland      2.0

   Un    ited Kingdom   3.8

Source:  World Economic Outlook, May 199   5
 (International Monetary Fund)
   For national stock market index performance, please see the section on Performance beginning on page .
SPECIAL CONSIDERATIONS AFFECTING JAPAN, THE PACIFIC BASIN, AND SOUTHEAST
ASIA
Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the United States and Western European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic, and social conditions; (iii) internal insurgencies;
(iv) hostile relations with neighboring countries; and (v) ethnic, religions, and racial disaffection.
The economies of most of the Asian countries continue to depend heavily upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Community. The enactment by the United States or other principal trading partners of projectionist trade legislation, reduction of foreign investment in the local economies, and general declines in the international securities markets could have a significant adverse effects upon the securities markets of the Asian countries.
The success of market reforms, a surge in infrastructure spending have fueled rapid growth in many developing countries in Asia. Rapidly rising household incomes have fostered large middle classes and new waves of consumer spending. Increases in infrastructure spending and consumer spending have made domestic demand the growth engine for these countries. Thus their growth now depends less upon exports to OECD countries. While exports may no longer be the sole source of growth for developing economies, improved competitiveness in exports markets has contributed to growth in many of these nations. The increased productivity of many Asian countries has enabled them to achieve, or continue, their status as top exporters while improving their national living standards.
Thailand has one of the fastest-growing stock markets in the world. The manufacturing sector is becoming increasingly sophisticated and is benefiting from export-oriented investing. The manufacturing and service sectors continue to account for the bulk of Thailand's economic growth. The agricultural sector continues to become less important. The government has followed fairly sound fiscal and monetary policies, aided by increased tax receipts from a fast moving economy. The government also continues to move ahead with new projects - especially telecommunications, roads and port facilities - needed to refurbish the country's overtaxed infrastructure. The country enjoys an able bureaucracy, which has maintained economic policy during the country's many coups. In recent years, the risk of a coup has diminished, but corruption remains widespread.
In terms of GDP, industrial standards and level of education, South Korea is second only to Japan in Asia. It enjoys the benefits of a diversified economy with well-developed sectors in electronics automobiles, textiles and shoe manufacture steel and shipbuilding among others. The driving force behind the economy's dynamic growth has been the planned development of an export-oriented economy in a vigorously entrepreneurial society. Real GDP grew about 8.3% in 1994. Both Koreas joined the United Nations separately in late 1991, creating another forum for negotiation and joint cooperation. Reunification of North Korea and South Korea could have a detrimental effect on the economy of South Korea.
Indonesia is a mixed economy with many socialist institutions and central planning but with a recent emphasis on deregulation and private enterprise. Like Thailand, Indonesia has extensive natural wealth yet with a large and rapidly increasing population. Dependent on oil exports during the 1980s, its manufactured products now predominate, contributing 21% of GDP. Indonesia's development is progressing smoothly, and it has become the world's 12 largest economy.
Malaysia has one of the fastest-growing economies in the Asian-Pacific region. Malaysia has become the world's third-largest producer of semiconductor devices (after the U.S. and Japan) and the world's largest exporter of semiconductor devices. More remarkable is the country's ability to achieve rapid economic growth with relative price stability as the government followed prudent fiscal/monetary policies. Malaysia's high export dependence level leaves it vulnerable to a recession in the Organization for Economic Cooperation and Development countries or a fall in world commodity prices.
Singapore has an open entrepreneurial economy with strong service and manufacturing sectors and excellent international trading links derived from its history. During the 1970s and the early 1980s the economy expanded rapidly, achieving an average annual growth rate of 9%. Per capita GDP is among the highest in Asia. Singapore holds a position as a major oil refining and services center.
JAPAN. Japan currently has the second-largest GDP in the world. The Japanese economy has grown substantially over the last three decades. Its growth rate averaged over 5% in the 1970s and 1980s. However in 1994, the growth rate in Japan slowed to 0.6% and their budget showed a deficit of 7.8% of GDP. Despite small rallies and market gains Japan has been plagued with economic sluggishness. Economic conditions have weakened considerably in Japan since October 1992. The boom in Japan's equity and property markets during the expansion of the late 1980's supported high rates of investment and consumer spending on durable goods, but both of these components of demand have now retreated sharply following the decline in asset prices. It is suffering through its worst recession in two decades. Profits have fallen sharply, unemployment has reached a historical high of 3.2% and consumer confidence is low. The banking sector continues to suffer from non-performing loans. Nine discount rate cuts since its 6% peak in 1991, a succession of fiscal stimulus packages, support plans for the debt-burdened financial system and spending for reconstruction following the Kobe earthquake should help to contain the recessionary forces, but substantial uncertainties remain. The general government position has deteriorated as a result of weakening economic growth, as well as stimulative measures taken recently to support economic activity and to restore financial stability.
In addition to a cyclical downturn, Japan is suffering through structural adjustments. Like the Europeans, the Japanese have seen a deterioration of their competitiveness due to high wages, a strong currency and structural rigidities. Japan has also become a mature industrial economy and, as a result, will see its long-term growth rate slow down over the next ten years. Finally, Japan is reforming its political process and deregulating its economy. This has brought about turmoil, uncertainty and a crisis of confidence.
Japan is heavily dependent upon international trade and, accordingly, has been and may continue to be adversely affected by trade barriers and other protectionist or retaliatory measures of, as well as economic conditions in the U.S. and other countries with which they trade. Industry, the most important sector of the economy is heavily dependent on imported raw materials and fuels. Japan's major industries are in the engineering, electrical, textile, chemical, automobile fishing and telecommunication fields. Japan imports iron ore, copper, and many forest products. Only 19% of its land is suitable for cultivation. Japan's agricultural economy is subsidized and protected. It is about 50% self-sufficient in food production. Even though Japan produces a minute rice surplus, it is dependent upon large imports of wheat, sorghum and soybeans from other countries. Japan's high volume of exports such as automobiles machine tools and semiconductors have caused trade tensions with other countries, particularly the United States. Some trading agreements between the countries have reduced the friction caused by the current trade imbalance. A record high value of the yen in first half of 1995 threatened to derail Japan's recovery from a long economic downturn, mainly because it made Japanese products more expensive overseas and eroded the value of foreign earnings when repatriated to Japan. However, the recent ease of the yen has created expectations that Japanese earnings will improve for the fiscal year ending March 1996.
The relaxing of official and de facto barriers to imports, or hardships created by any pressures brought by trading partners, could adversely affect Japan's economy. A substantial rise in world oil or commodity prices could also have a negative affect. The strength of the yen itself may prove an impediment to strong continued exports, because of the high prices it means for Japanese goods sold in other countries. Because the Japanese economy is so dependent on exports, any fall-off in exports may be seen as a sign of economic weakness, which may adversely affect the market and the fund.
The Tokyo Stock Exchange is the largest of eight exchanges in Japan which has very well developed primary and secondary equity markets. The Tokyo Stock Exchange is followed by the Osaka Stock Exchange and the Nagoya Stock Exchange. These three exchanges divide the market for domestic stocks into two sections, with newly listed companies and smaller companies assigned to the second section and larger companies assigned to the first section. However, the growth of the Japanese securities market has not been without its setbacks. In 1990, the Japanese stock market, as measured by the Toyko Stock Price Index (TOPIX), began a spectacular decline which lasted through the middle of 1992. During this period the TOPIX lost over 55% of its value. Since then, the market has failed to rebound substantially, and the TOPIX remains far closer today to its bottom in 1992 than to its peak in 1989 and 1990.
The decline in the Japanese securities markets has contributed to a weakness in the Japanese economy, and the impact of a further decline cannot be ascertained. The common stocks of many Japanese companies continue to trade at high price-earnings ratios in comparison with those in the United States, even after recent market decline. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the United States.
While the Japanese governmental system itself seems stable, the dynamics of the country's politics have been unpredictable in recent years. The economic crisis of 1990-92 brought the downfall of the conservative Liberal Democratic Party, which had ruled since 1955. Since then, the country has seen a series of unstable multi-party coalitions and several prime ministers come and go, because of politics as well as personal scandals. While there appears to be no reason for anticipating civic unrest, it is impossible to know when the political instability will end and what trade and fiscal policies might be pursued by the government that emerges.
With the general economic sluggishness of the past few years, banks have seen an increase in non-performing assets. While at the moment these do not appear to pose any major threat to the health of the institutions, any continued or intensified decline in the Japanese economy could throw additional strain onto the country's banking institutions.
Geologically, Japan is located in a volatile area of the world, and has historically been vulnerable to earthquakes, volcanoes and other natural disasters. As demonstrated by the Kobe earthquake in January of 1995, in which 5,000 people were killed and billions of dollars of damage was sustained, these natural disasters can be significant enough to affect the country's economy.
As in the U.S. and other markets, small company stocks are typically more volatile than large company stocks, reacting more extremely to good or bad news. Since Japan's market is dominated by large stocks (the average company size in Japan is the largest anywhere in the world), the behavior of the Japanese stock market in general and of the small-stock segment in particular also may be affected by the trading activity on a relatively small number of large-company stocks to a much greater degree than is typically seen in the U.S. Further, during periods of economic difficulty, small companies can find it harder to compete or survive. Since August 1990, the shares of smaller Japanese companies have underperformed those of larger companies, as they tend to do in periods of declining industrial production. However, the reverse tends to apply in periods of economic recovery.
There are two factors that may influence the future corporate structure of Japan, to the benefit of smaller Japanese companies. First, Japan is likely to follow the pattern set by the economies of the United Kingdom and Germany in reducing its dependence on manufacturing and increasing the contribution of service industries to the economy. This should benefit small companies, many of which are less capital intensive and often more entrepreneurial. Also, many sectors of the Japanese economy, such as food, retail, distribution, and financial services, are subject to regulations which are in the process of being released or removed. Deregulation should provide opportunities for smaller, more flexible companies. In addition, the removal of artificial price restrictions and reductions in personal taxes could lead to an upturn in Japanese domestic consumption as a percentage of Gross Domestic Product, which is currently significantly lower than in the United States. This increase in spending could also benefit smaller Japanese firms. However, the continuation of economic weakness could make it difficult for small companies to prosper, or could make their stocks appear unattractive to investors.
The influence of the factors mentioned above, against a background of potential recovery in the Japanese economy, may result in an attractive long-term opportunity for selective investment in smaller Japanese companies, and that such companies may outperform larger Japanese companies over the longer term if economic recovery is realized.
Australia has a prosperous Western-style capitalist economy, with a per capita GDP comparable to levels in industrialized Western European countries. Economic growth accelerated markedly in 1994 as robust domestic spending boosted activity. It is rich in natural resources and is the world's largest exporter of beef and wool, second-largest for mutton, and it is among the lop wheat exporters. Australia is also a major exporter of minerals, metals and fossil fuels. Due to the nature of its exports, a downturn in world commodity prices can have a big impact on its economy. HONG KONG AND CHINA. Hong Kong's impending return to Chinese dominion in 1997 has not initially had a positive effect on its economic growth which was vigorous in the 1980s. Although China has committed by treaty to preserve the economic and social freedoms enjoyed in Hong Kong for 50 years after regaining control of Hong Kong, the continuation of the current form of the economic system in Hong Kong after the reversion will depend on the actions of the government of China. Business confidence in Hong Kong, therefore, can be significantly affected by such developments, which in turn can affect markets and business performance. In preparation for 1997, Hong Kong has continued to develop trade with China, where it is the largest foreign investor, while also maintaining its long-standing export relationship with the United States (U.S.). Spending on infrastructure improvements is a significant priority of the colonial government while the private sector continues to diversify abroad based on its position as an established international trade center in the Far East. It is important to note that a substantial portion of the companies listed on the Hong Kong Stock Exchange are involved in real estate related business.
China's economy may be described as transitional. While the government still controls the production and pricing in a major portion of the country's economy, the country has also seen a sharp rise in capitalist activities. The opening of China to U.S. trade by President Nixon in 1972 marked an important step towards capitalism, but the most significant step was the liberalization brought about by Deng Xiaoping, who assumed power in the late 1970s. Deng believed that the advancement of the economy was essential to the advancement of socialism an argument which effectively neutralized the traditional Party objections to capitalism and foreign investment. Under Deng's rule, China has prospered. At the time he came to power, more than a quarter of the population was living in absolute poverty; today, less than 10% of the population is in that category. The real incomes of many workers have doubled and tripled, and some 80 million urban dwellers are able to afford middle-class luxuries such as cosmetics and Western-style fast food.
China's economy has grown at the extraordinary rate of 10% per year on average over the past decade, with the industrial segment leading the way: industrial growth in China exceeded 20% a year in 1992 and 1993. China's economic growth itself has not been smooth, however, being characterized by spurts of almost uncontrolled growth alternating with periods of harsh austerity measures. Both the speed and the erratic nature of the growth have caused inefficiencies and dislocations within China, including troublesome inflation rates of 20% - 30% per year over the past five years. Most of China's trading activity is funnelled through Hong Kong. The value of the Hong Kong market has grown from U.S. $54 million in 1986 to more than $380 million in 1993, with China estimated as being the largest investor in the market. Among Asian markets, only the Japanese market is larger than Hong Kong, worldwide, Hong Kong ranked 6th at the end of 1993. China itself has two stock exchanges that are set up to accommodate foreign investment, in Shenzhen and in Shanghai. In both cases, foreign trading is limited to a special class of shares (Class B) which was created for that purpose. Only foreign investors may own Class B shares, but the government must approve sales of Class B shares among foreign investors. As of December 1994, there were 54 companies with Class B shares on the two exchanges, for a total Class B market capitalization of U.S. $2.1 billion. In Shanghai, all "B" shares are denominated in Chinese renminbi but all transactions in "B" shares must be settled in US dollars, and all distributions made on "B" shares are payable in U.S. dollars, the exchange rate being the weighted average exchange rate for the U.S. dollar as published by the Shanghai Foreign Exchange Adjustment Center. In Shenzhen, the purchase and sale prices for "B" shares are quoted in Hong Kong dollars. Dividends and other lawful revenue derived from "B" shares are calculated in renminbi but payable in Hong Kong dollars, the rate of exchange being the average rate published by the Shenzhen Foreign Exchange Adjustment Center. There are no foreign exchange restrictions on the repatriation of gains made on or income derived from "B" shares, subject to the repayment of taxes imposed by China thereon.
Since 1978, China has designated certain areas of the country where overseas investors can receive special investment incentives and tax concessions in order to attract foreign investment. There are five Special Economic Zones (Shenzhen, Shanton, and Zhuhai in Guangdong Province, Xiamen in Fujiam Province, and Hainan Island, which itself is a province). Fourteen coastal cities have been designated as "open cities" and certain Open Economic Zones have been established in coastal areas. Shanghai has established the Pudong New Area. Twenty seven High and New Technology Industrial Development Zones have been approved where preferential treatment is given to enterprises which are confirmed as technology intensive.
Economically and financially, China is categorized as an emerging nation, and thus presents the investor with many of the general risks that are typical of such markets. However, in the case of China, there are two main risk factors than eclipse all others: the political uncertainty surrounding the succession to Deng and the 1997 relinquishment of Hong Kong to China by Great Britain.
If economic growth and market liberalization have been the major positive results of Deng's tenure, the drawbacks include a significant potential for political instability. Deng's policies have had the effect of making the Communist Party, and indeed much of the government, obsolete, however, both the Party and the government remain firmly entrenched. There is little possibility of predicting what type of government will eventually stabilize itself in post-Deng China, but the possibilities range from old-line conservative to ambitiously pro-growth. Even if the latter type should prevail, there is no assurance that such a government would succeed in controlling growth or inflation even to the fairly crude degree that Deng's government has managed.
In the meantime, the economic weight of government entities is one of the significant factors driving inflation in China and acting to impede commerce and economic efficiency. The Party does not govern directly, but only by controlling access to official government positions and by monitoring government and private activities. Thus each governmental body has its own corresponding body within the Party, leading to a double bureaucracy which is both inefficient and highly prone to corruption.
While the fact of economic growth has been the result of planning, the nature, speed, and extent of that growth have not been tightly controlled or carefully planned. The combination of a burgeoning economy, a weakened central government, and a power vacuum left by the demise of Deng may prove volatile in the coming years, however bright China's long-term future may be. Nor does China have a unified legal system or a set of national laws governing business and securities trading practices on which to fall back. There is still no free press, no viable opposition party, and no right to freedom of expression. The massacre in Tienanmen Square in June of 1989 is only the most recent reminder of this.
Much speculation centers around what China will do when it comes back into possession of Hong Kong. Naturally, much of the answer will depend on who is in power in China at that time, which is unknown. However, tensions that have arisen between the current governor, Chris Patten, and the Chinese government have led to speculation that China may try to punish Hong Kong by sabotaging it economically, an option which is considered a real possibility even though it would not necessarily be to China's economic advantage to do so. The Hong Kong market's spectacular growth over the past decade has not come without much volatility, and there is no reason to doubt that volatility will continue to characterize the market, not only because of political uncertainties but because the market has traditionally been dominated by the actions of a few large trading blocs.
China is greatly dependent on foreign trade, particularly with Japan, the U.S., and Germany. If political events become severe in China, there is always the danger that the U.S. or other nations could alter their trade stance towards China, which could hurt its economy by reducing exports. However, China's exports continue to rise strongly while imports are also expected to rise and may outstrip exports in terms of growth rates.
The strength of the economy and the weakness of the government could lead to substantially higher inflation in coming years, which would erode investors' earnings through the mechanism of changing rates of currency exchange. Even under the most favorable circumstances, inflation is likely to remain very high by Western standards. At the other extreme, a tightening of government-imposed austerity measures could choke economic growth and serve to discourage foreign investment, which would likely result in lower prices for Class B shares.
A particularly significant factor within the region over the last 13 years has been the increasing influence which China has had in the determination of the economic development of certain countries. This influence has been principally in providing manufacturing facilities, in providing a market for goods and services, and in creating a demand for export outlets, both directly and indirectly, through Hong Kong.
The effect of China's economic development has been an increase in economic integration among the countries in the China region. The links between China and Hong Kong and China and other countries within the region, where there is a significant Chinese element of the population, have by now been strengthened to a degree which makes a reversal unlikely. Moreover, although these links have been developed to a stage where economic co-operation in trade operates smoothly, the full potential of the market, both in terms of domestic consumption and of export growth, has hardly begun to be realized.
EMERGING MARKETS: ASIA
MARKET CAPITALIZATION IN U.S. DOLLARS
JUNE 1995
                     Millions

   In    dia         147,210

I   nd    onesia     52,243

Kor   e    a         178,670

Ma   lay    sia      224,176

P   ak    istan      9,469

   Phi    lippines   55,038

S   ri     Lanka     2,259

   Taiwa    n        186,822

   Th    ailand      150,584

Source:  IFC (International Finance Corporation   ,     Second Quarter
1995)
REAL GDP ANNUAL RATE OF GROWTH    (ANNUAL % CHANGE)
1994
C   hina              12.0

Ho   ng     Kong      5.7

I   n    dia          4.9

Ind   o    nesia      7.0

Ja   pa    n             n/a

   Kor    ea          8.3

Malay   sia           8.5

Ph   ilipp    ines    4.5

Sin   gapor    e      7.0

Taiw   an             6.2

Th   ai    land       8.5

Source:     World Economic Outlook, May 1995 (International Marketing
Fund)
For national stock market index performance, please see the section on Performance beginning on page .
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. If FMR grants investment management authority to the sub-advisers (see the section entitled "Management Contract"), the sub-advisers are authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described below. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and arrangements for payment of fund
expenses. Generally, commissions for investments traded    on foreign
exchanges     will be higher than for    investments traded on U.S.
exchanges     and may not be subject to negotiation.
The funds may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided.
The receipt of research from broker-dealers that execute transactions on behalf of the fund may be useful to FMR in rendering investment management services to the fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause each fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the fund and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the fund or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with Fidelity Brokerage Services, Inc. (FBSI) and Fidelity Brokerage Services (FBS), subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. From September 1992 through December 1994, FBS operated under the name Fidelity Brokerage Services Limited, Inc. (FBSL). As of January 1995, FBSL was converted to an unlimited liability company and assumed the name FBS. Prior to September 4, 1992, FBSL operated under the name Fidelity Portfolio Services, Ltd. (FPSL) as a wholly owned subsidiary of Fidelity International Limited (FIL). Edward C. Johnson 3d is Chairman of FIL. Mr. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL.
FMR may allocate brokerage transactions to broker-dealers who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by the fund toward payment of the fund's expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized FBSI to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules. The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of each fund and review the commissions paid by each fund over representative periods of time to determine if they are reasonable in relation to the benefits to a fund.
 Each fund's estimated portfolio turnover rate for fiscal 1996 is not expected to exceed 200%. Because a high turnover rate increases transaction costs and may increase taxable gains, FMR carefully weighs the anticipated benefits of short-term investing against these consequences.
 A fund pays both commissions and spreads in connection with the placement of portfolio transactions. FBSI is paid on a commission basis.
From time to time the Trustees will review whether the recapture for the benefit of a fund of some portion of the brokerage commissions or similar fees paid by the fund on portfolio transactions is legally permissible and advisable. The fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of a fund are substantially the same as those of other funds managed by FMR, investment decisions for the fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of each fund to participate in volume transactions will produce better executions and prices for each fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION OF PORTFOLIO SECURITIES
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the U.S. are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the U.S. are valued using the official closing price or the last sale price in the principal market where they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price is normally used. Short-term securities are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. Convertible securities and fixed-income securities are valued primarily by a pricing service that uses a vendor security valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. This two-fold approach is believed to more accurately reflect fair value because it takes into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted, exchange, or over-the counter prices. Use of pricing services has been approved by the Board of Trustees. Securities and other assets for which there is no readily available market are valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by each fund if, in the opinion of a committee appointed by the Board of Trustees, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such securities.
Generally, the valuation of foreign and domestic equity securities, as well as corporate bonds, U.S. government securities, money market instruments, and repurchase agreements, is substantially completed each day at the close of the NYSE. The values of any such securities held by a fund are determined as of such time for the purpose of computing the fund's net asset value. Foreign security prices are furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currency into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of net asset value. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then the security will be valued as determined in good faith by a committee appointed by the Board of Trustees.
PERFORMANCE
A fund may quote performance in various ways. All performance information supplied by a fund in advertising is historical and is not intended to indicate future returns. The fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost. TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's net asset value (NAV) over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. Average annual returns covering periods of less than one year are calculated by determining a fund's total return for the period, extending that return for a full year (assuming that return remains constant over the year), and quoting the result as an annual return. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns, a fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis and may be quoted with or without taking each fund's 3% maximum sales charge into account and may or may not include the effect of each fund's 1.5% redemption fee on shares held less than 90 days. Excluding a fund's sales charge or redemption fee from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using a fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.
MOVING AVERAGES. A fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.
A fund may compare its performance to the record of the Standard and Poor's Composite Index of 500 Stocks (S&P 500(registered trademark)), the Dow Jones Industrial Average (DJIA), its respective comparative indicies listed below, and the cost of living (measured by the Consumer Price Index, or CPI) over the same period. The S&P 500 and the DJIA comparisons would show how a fund's total return compared to the record of a broad average of common stock prices and a narrower set of stocks of major industrial companies, respectively. Each fund has the ability to invest in securities not included in the indicies, and its investment portfolio may or may not be similar in composition to the indices. Figures for the S&P 500, DJIA, and the comparative indicies listed below are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of paying brokerage commissions and other costs of investing.

Fund                     Comparative Index                       Description of Index

France Fund              Societe des Bourses Francaises 250      An unmanaged capitalization weighted index of
                         Index (SBF 250)                         the top 250 stocks on the Paris Stock Exchange

                         Compagne Nationale des Agents de           An unmanaged index of 40 of the 100 largest
                         Change 40 Index (CAC 40)                   companies listed on the forward segment of the
                                                                    official list

                         Morgan Stanley Capital International    An unmanaged index of 900 foreign common
                         Europe, Australia, Far East Index       stocks
                         (EAFE)

Germany Fund             Deutscher Akteinindex 100 (DAX          An unmanaged capitalization weighted index of
                         100)                                    the top 100 stocks on the German Securities
                                                                 Market

                         Deutscher Akteinindex 30 (DAX 30)          An unmanaged index of the top 30 stocks on the
                                                                    German Securities Market

                         Morgan Stanley Capital International    An unmanaged index of 900 foreign common
                         Europe, Australia, Far East Index       stocks
                         (EAFE)

Hong Kong and China
Fund                     Hang Seng    Index                      An unmanaged capitalization weighted index of
                                                                 total return performance of the top 33 companies
                                                                 on the Hang Seng

                         Hong Kong All Ordinaries    Index          An unmanaged capitalization weighted index of
                                                                    all shares trading on the Hong Kong Stock
                                                                    Exchange

                         Morgan Stanley Capital International
                         Pacific Index (MSCI Pacific)

Japan Small Companies
Fund                     Tokyo Stock Exchange Second             An unmanaged capitalization weighted index of
                         Section    Index                        all stocks listed on the second section of the Tokyo
                                                                 Stock Exchange

                         Tokyo Price Index (TOPIX)               Includes over 1,200 companies representing over
                                                                 90% of the total market capitalization in Japan

                         JASDAQ                                     An unmanaged capitalization weighted-index of
                                                                    all OTC stocks except The Bank of Japan and all
                                                                    managed issues

Nordic Fund              FT - A - Nordic    Index                   An unmanaged index of 90 stocks from Denmark,
                                                                    Finland, Norway and Sweden. The index is
                                                                    designed to provide coverage of approximately
                                                                    85% of investable equity available in each market.

                         Morgan Stanley Capital International       An unmanaged index of common stocks from
                         Nordic Index (MSCI Nordic)                 Denmark, Finland, Norway, and Sweden

                         Morgan Stanley Capital International    An unmanaged index of 900 foreign common
                         Europe, Australia, Far East Index       stocks
                         (EAFE)

United Kingdom Fund      FT - SE - Actuaries - All Shares           An unmanaged capitalization weighed,
                         (FT - SE - A - All Shares)                 broad-based index that includes more than 900
                                                                    U.K. domiciled stocks. The index covers more
                                                                    than 90% of the total capitalization of the U.K.
                                                                    market.




MARKET CAPITALIZATION AND NATIONAL
STOCK MARKET RETURN
The following tables show the total market capitalization of certain
countries according to    the International Finance Corporation as of June
30, 1995     and the performance of national stock markets as measured in
U.S. dollars by the Morgan Stanley Capital International stock market
indices    for the 1, 5 and ten year periods ending July 31, 1995    . Of
course, these results are not indicative of future stock market performance or the funds' performance. Market conditions during the periods measured fluctuated widely. Brokerage commissions and other fees are not factored into the values of the indices.
MARKET CAPITALIZATION. Companies outside the U.S. now make up nearly two-thirds of the world's stock market capitalization. According to Morgan Stanley Capital International, the size of the markets as measured in U.S.
dollars grew from $2,011 billion in    1982 to $8,512 billion in 1995.
TOTAL MARKET CAPITALIZATION    (MILLIONS)

Au   strali    a    $226   ,000          J    apan             $3,542   ,000

   A    ustria      33   ,000         Ne   th    erlands       288   ,000

Bel   gi    um      98   ,000         No   rw    ay            44   ,000

Can   ad    a       324   ,000        Sing   apor    e         138   ,000

   Denmark          57   ,000            Malaysia              208   ,000

   France           516   ,000           Sp    ain             144   ,000

   Germany          590   ,000        Sw   e    den            159   ,000

   Hong Kong        251   ,000        Switz   erland           350   ,000

   Italy            193   ,000        United    K    ingdom    239   ,000

                                      Unit   ed     States     5,634   ,000



NATIONAL STOCK MARKET    INDEX     PERFORMANCE. Certain national stock
markets have outperformed the U.S. stock market. The        table below
represents the performance of national stock market    indices     as
measured in U.S. dollars by the Morgan Stanley Capital International stock
market indices for    the 1, 5, and ten year periods ending     July 31,
1995.    The     table measures total return based on the period's change
in price, dividends paid on stocks in the index, and the effect of
reinvesting dividends net of    withholding taxes for foreigners not
benefiting from any double taxation treaty    . These are unmanaged indices
composed of a sampling of selected companies representing an approximation of the market structure of the designated country.
   NATIONAL STOCK MARKET INDEX PERFORMANCE
                        1 year           5 years          10 years

   Argentina               -21.45%          24.15%           N/A

   Australia               9.46%            9.95%            15.02%

   Austria                 5.11%            -6.02%           16.23%

   Belgium                 19.84%           10.55%           25.24%

   Brazil                  -1.23%           25.93%           N/A

   Canada                  17.95%           4.44%            8.16%

   Chile                   31.09%           38.64%           N/A

   Columbia                -26.76%          N/A              N/A

   Denmark                 12.44%           3.83%            15.28%

   Finland                 67.32%           16.67%           N/A

   France                  9.99%            6.55%            19.88%

   Germany                 20.85%           5.54%            16.60%

   Greece                  27.89%           -12.28%          N/A

   Hong Kong               0.02%            24.95%           23.78%

   India                   -22.13%          N/A              N/A

   Indonesia               5.86%            -8.32%           N/A

   Ireland                 24.34%           6.15%            N/A

   Israel                  11.40%           N/A              N/A

   Italy                   -5.58%           -2.29%           12.47%

   Japan                   -3.93%           2.37%            15.22%

   Jordan                  -1.30%           10.05%           N/A

   Korea                   9.50%            6.11%            N/A

   Malaysia                8.73%            13.61%           N/A

   Mexico                  -46.17%          12.55%           N/A

   Netherlands             29.07%           16.68%           21.24%

   New Zealand             28.09%           12.50%           N/A

   Norway                  18.08%           -0.00%           14.36%

   Pakistan                -24.91%          N/A              N/A

   Peru                    56.60%           N/A              N/A

   Philippines             1.81%            27.18%           N/A

   Portugal                11.41%           -4.78%           N/A

   Singapore               12.07%           14.00%           17.41%

   Spain                   13.03%           2.68%            19.87%

   Sri Lanka               -26.38%          N/A              N/A

   Sweden                  30.92%           6.70%            22.75%

   Switzerland             30.77%           16.64%           19.81%

   Taiwan                  -21.09%          0.78%            N/A

   Thailand                0.02%            9.47%            N/A

   Turkey                  57.48%           -11.41%          N/A

   United Kingdom          19.43%           9.31%            16.35%

   USA                     27.32%           13.32%           15.03%

   Venezuela               -13.61%          N/A              N/A

   PERFORMANCE COMPARISONS    . A fund's performance may be compared to the
performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation based on the CPI, and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.
Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; charitable giving; and the Fidelity credit card. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus, a quarterly magazine provided free of charge to Fidelity fund shareholders. A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.
VOLATILITY. A fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.
MOMENTUM INDICATORS indicate a fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
A fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
A fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of    July     31, 1995, FMR advised over $   25     billion in tax-free
fund assets, $   77     billion in money market fund assets, $   214
billion in equity fund assets, $   52     billion in international fund
assets, and $   22     billion in Spartan fund assets. The funds may
reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
Pursuant to Rule 22d-1 under the Investment Company Act of 1940 (the 1940
Act), FDC exercises its right to waive a fund's front-end sales charge on shares acquired through reinvestment of dividends and capital gain distributions or in connection with the fund's merger with or acquisition of any investment company or trust. In addition, FDC has chosen to waive the fund's sales charge in certain instances because of efficiencies involved in those sales of shares. The sales charge will not apply:
1. to shares purchased in connection with an employee benefit plan (including the Fidelity-sponsored 403(b) and corporate IRA programs but otherwise as defined in the Employee Retirement Income Security Act) maintained by a U.S. employer and having more than 200 eligible employees, or a minimum of $3,000,000 in plan assets invested in Fidelity mutual funds, or as part of an employee benefit plan maintained by a U.S. employer that is a member of a parent-subsidiary group of corporations (within the meaning of Section 1563(a)(1) of the Internal Revenue Code, with "50%" substituted for "80%") any member of which maintains an employee benefit plan having more than 200 eligible employees, or a minimum of $3,000,000 in plan assets invested in Fidelity mutual funds, or as part of an employee benefit plan maintained by a non-U.S. employer having 200 or more eligible employees, or a minimum of $3,000,000 in assets invested in Fidelity mutual funds, the assets of which are held in a bona fide trust for the exclusive benefit of employees participating therein;
2. to shares purchased by an insurance company separate account used to fund annuity contracts purchased by employee benefit plans (including 403(b) programs, but otherwise as defined in the Employee Retirement Income Security Act), which, in the aggregate, have either more than 200 eligible employees or a minimum of $3,000,000 in assets invested in Fidelity funds;
3. to shares in a Fidelity IRA account purchased (including purchases by exchange) with the proceeds of a distribution from an employee benefit plan provided that: (i) at the time of the distribution, the employer, or an affiliate (as described in exemption 1 above) of such employer, maintained at least one employee benefit plan that qualified for exemption 1 and that had at least some portion of its assets invested in one or more mutual funds advised by FMR, or in one or more accounts or pools advised by Fidelity Management Trust Company; and (ii) the distribution is transferred from the plan to a Fidelity Rollover IRA account within 60 days from the date of the distribution;
4. to shares purchased by a charitable organization (as defined in Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more;
5. to shares purchased for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined by
Section 501(c)(3) of the Internal Revenue Code);
6. to shares purchased by an investor participating in the Fidelity Trust Portfolios program (these investors must make initial investments of $100,000 or more in the Trust Portfolios funds and must, during the initial six-month period, reach and maintain an aggregate balance of at least $500,000 in all accounts and subaccounts purchased through the Trust Portfolios program);
7. to shares purchased through Portfolio Advisory Services;
8. to shares purchased by a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or its direct or indirect subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;
9. to shares purchased by a bank trust officer, registered representative, or other employee of a qualified recipient. Qualified recipients are securities dealers or other entities, including banks and other financial institutions, who have sold the fund's shares under special arrangements in connection with FDC's sales activities;
10. to shares purchased by contributions and exchanges to the following prototype or prototype-like retirement plans sponsored by FMR Corp. or FMR and that are marketed and distributed directly to plan sponsors or participants without any intervention or assistance from any intermediary distribution channel: The Fidelity IRA, the Fidelity Rollover IRA, The Fidelity SEP-IRA and SARSEP, The Fidelity Retirement Plan, Fidelity Defined Benefit Plan, The Fidelity Group IRA, The Fidelity 403(b) Program, The Fidelity Investments 401(a) Prototype Plan for Tax-Exempt Employers, and The CORPORATEplan for Retirement (Profit Sharing and Money Purchase Plan);
11. to shares purchased as part of a pension or profit-sharing plan as defined in Section 401(a) of the Internal Revenue Code that maintains all of its mutual fund assets in Fidelity mutual funds, provided the plan executes a Fidelity non-prototype sales charge waiver request form confirming its qualification;
12. to shares purchased by a registered investment adviser (RIA) for his or her discretionary accounts, provided he or she executes a Fidelity RIA load waiver agreement which specifies certain aggregate minimum and operating provisions. This waiver is available only for shares purchased directly from Fidelity, without a broker, unless purchased through a brokerage firm which is a correspondent of National Financial Services Corporation (NFSC). The waiver is unavailable, however, if the RIA is part of an organization principally engaged in the brokerage business, unless the brokerage firm in the organization is an NFSC correspondent; or
13. to shares purchased by a trust institution or bank trust department for its non-discretionary, non-retirement fiduciary accounts, provided it executes a Fidelity Trust load waiver agreement which specifies certain aggregate minimum and operating provisions. This waiver is available only for shares purchased either directly from Fidelity or through a bank-affiliated broker, and is unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.
Each fund's sales charge may be reduced to reflect sales charges previously paid, or that would have been paid absent a reduction for some purchases made directly with Fidelity as noted in the prospectus, in connection with investments in other Fidelity funds. This includes reductions for investments in prototype-like retirement plans sponsored by FMR or FMR Corp., which are listed above.
Each Fund is open for business and its net asset value per share (NAV) is calculated each day the New York Stock Exchange (NYSE) is open for trading. The NYSE has designated the following holiday closings for 1995: New Year's Day (observed), Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. In addition, the funds will not process wire purchases and redemptions on days when the Federal Reserve Wire System is closed.
FSC normally determines a fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of the fund's portfolio securities may not occur on days when the fund is open for business.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 under the Investment Company Act of 1940 (the 1940
Act), a fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the Prospectus, each fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS. Because each fund invests significantly in foreign securities, corporate shareholders should not expect fund dividends to qualify for the dividends-received deduction. Short-term capital gains are distributed as dividend income, but do not qualify for the dividends-received deduction. The fund will notify corporate shareholders annually of the percentage of fund dividends that qualify for the dividends-received deduction. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income, and therefore will increase (decrease) dividend distributions. The fund will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions for the prior year.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by a fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of a fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the fund are taxable to shareholders as dividends, not as capital gains.
FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid and thereby allow shareholders to take a credit or deduction on their individual tax returns.
TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis. The fund intends to comply with other tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held less than three months constitute less than 30% of the fund's gross income for each fiscal year. Gains from some forward currency contracts, futures contracts, and options are included in this 30% calculation, which may limit a fund's investments in such instruments.
If a fund purchases shares in certain foreign investment entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on a fund with respect to deferred taxes arising from such distributions or gains. Generally, the fund will elect to mark-to-market any PFIC shares. Unrealized gains will be recognized as income for tax purposes and must be distributed to shareholders as dividends.
Each fund is treated as a separate entity from the other funds of Fidelity Investment Trust for tax purposes.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation. FMR
   All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominently by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940 (1940 Act) control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by three of its divisions as follows: FSC, which is the transfer and shareholder servicing agent for certain of the funds advised by FMR; Fidelity Investments Institutional Operations Company, which performs shareholder servicing functions for institutional customers and funds sold through intermediaries; and Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees
also serve in similar capacities for other funds advised by FMR.    T    he
business address of each Trustee and officer    who is an "interested
person" (as defined in the Investment Company Act of 1940)     is 82
Devonshire Street, Boston, Massachusetts 02109, which is also the address
of FMR.    The business address of all the other Trustees is Fidelity
Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those
Trustees who are "interested persons"     by virtue of their affiliation
with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (65), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of FMR Texas Inc. (1989), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
*J. GARY BURKHEAD (54), Trustee and Senior Vice President, is President of FMR; and President and a Director of FMR Texas Inc. (1989), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far
East) Inc.
RALPH F. COX (63), Trustee (1991), is a consultant to Western Mining Corporation (1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production, 1990). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Sanifill Corporation (non-hazardous waste, 1993) and CH2M Hill Companies (engineering). In addition, he served on the Board of Directors of the Norton Company (manufacturer of industrial devices, 1983-1990) and continues to serve on the Board of Directors of the Texas State Chamber of Commerce, and is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (63), Trustee (1992). Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores, 1990), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
RICHARD J. FLYNN (71), Trustee, is a financial consultant. Prior to September 1986, Mr. Flynn was Vice Chairman and a Director of the Norton Company (manufacturer of industrial devices). He is currently a Trustee of College of the Holy Cross and Old Sturbridge Village, Inc., and he previously served as a Director of Mechanics Bank (1971-1995).
E. BRADLEY JONES (67), Trustee (1990). Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Cleveland-Cliffs Inc (mining), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products, 1990), and he previously served as a Director of NACCO Industries, Inc. (mining and marketing, 1985-1995) and Hyster-Yale Materials Handling, Inc. (1985-1995). In addition, he serves as a Trustee of First Union Real Estate Investments, a Trustee and member of the Executive Committee of the Cleveland Clinic Foundation, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (62), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Vice Chairman of the Board of Directors of the National Arts Stabilization Fund, Vice Chairman of the Board of Trustees of the Greenwich Hospital Association, and as a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995).
*PETER S. LYNCH (52), Trustee (1990) is Vice Chairman of FMR (1992). Prior to his retirement on May 31, 1990, he was a Director of FMR (1989) and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). He is a Director of W.R. Grace & Co. (chemicals, 1989) and Morrison Knudsen Corporation (engineering and construction). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield
(1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston (1990).
GERALD C. McDONOUGH (66), Trustee (1989), is Chairman of G.M. Management Group (strategic advisory services). Prior to his retirement in July 1988, he was Chairman and Chief Executive Officer of Leaseway Transportation Corp. (physical distribution services). Mr. McDonough is a Director of ACME-Cleveland Corp. (metal working, telecommunications and electronic products), Brush-Wellman Inc. (metal refining), York International Corp. (air conditioning and refrigeration, 1989), Commercial Intertech Corp. (water treatment equipment, 1992), and Associated Estates Realty Corporation (a real estate investment trust, 1993).
EDWARD H. MALONE (70), Trustee. Prior to his retirement in 1985, Mr. Malone was Chairman, General Electric Investment Corporation and a Vice President of General Electric Company. He is a Director of Allegheny Power Systems, Inc. (electric utility), General Re Corporation (reinsurance) and Mattel Inc. (toy manufacturer). In addition, he serves as a Trustee of Corporate Property Investors, the EPS Foundation at Trinity College, the Naples Philharmonic Center for the Arts, and Rensselaer Polytechnic Institute, and he is a member of the Advisory Boards of Butler Capital Corporation Funds and Warburg, Pincus Partnership Funds.
MARVIN L. MANN (62), Trustee (1993) is Chairman of the Board, President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993) and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way (1993) and is a member of the University of Alabama President's Cabinet (1990).
THOMAS R. WILLIAMS (67), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of BellSouth Corporation (telecommunications), ConAgra, Inc. (agricultural products), Fisher Business Systems, Inc. (computer software), Georgia Power Company (electric utility), Gerber Alley & Associates, Inc. (computer software), National Life Insurance Company of Vermont, American Software, Inc. (1989), and AppleSouth, Inc. (restaurants, 1992).
WILLIAM J. HAYES (61), Vice President (1994), is Vice President of Fidelity's equity funds; Senior Vice President of FMR; and Managing Director of FMR Corp.
ROBERT H. MORRISON (55), Manager of Security Transactions of Fidelity's equity funds is Vice President of FMR.
ARTHUR S. LORING (48), Secretary, is Senior Vice President (1993) and General Counsel of FMR, Vice President-Legal of FMR Corp., and Vice President and Clerk of FDC.
KENNETH A. RATHGEBER (48), Treasurer (1995), is Treasurer of the Fidelity funds and is an employee of FMR (1995). Before joining FMR, Mr. Rathgeber was a Vice President of Goldman Sachs & Co. (1978-1995), where he served in various positions, including Vice President of Proprietary Accounting (1988-1992), Global Co-Controller (1992-1994), and Chief Operations Officer of Goldman Sachs (Asia) LLC (1994-1995).
JOHN H. COSTELLO (49), Assistant Treasurer, is an employee of FMR.
LEONARD M. RUSH (49), Assistant Treasurer (1994), is an employee of FMR
(1994). Prior to becoming Assistant Treasurer of the Fidelity Funds, Mr. Rush was Chief Compliance of Officer of FMR Corp. (1993-1994); Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993); and Vice President, Assistant Controller, and Director of the Accounting Department - First Boston Corp. (1986-1990).
The following table sets forth information estimating the compensation of each current trustee of the fund for his or her services as trustee for the fiscal year ended October 31, 1996.
COMPENSATION TABLE
      Aggregate Compensation +




      J. Gary    Ralph F. Phyllis Richard   Edward C.     E.      Donald  Peter S.   Gerald C.    Edward    Marvin L.    Thomas
      Burkhead** Cox      Burke   J. Flynn   Johnson 3d** Bradley J. Kirk  Lynch**   McDonough    H.        Mann         R.
                          Davis                           Jones                                   Malone                 Williams


France Fund       $ 3   $ 3   $ 5       $ 3   $ 3       $ 3   $ 3   $ 3   $ 3

Germany            5     5     7         5     5         5     5     5     5
Fund

Hong Kong          25    25    30        25    25        25    25    25    25
and China
Fund

Japan Small        25    25    30        25    25        25    25    25    25
Companies
Fund

Nordic Fund        10    10    15        10    10        10    10    10    10

United             3     3     5         3     3         3     3     3     3
Kingdom
Fund

Trustees   Pension or           Estimated Annual    Total
           Retirement           Benefits Upon       Compensation
           Benefits Accrued     Retirement from     from the Fund
           as Part of Fund      the Fund            Complex*
           Expenses from the    Complex*
           Fund Complex*

J. Gary Burkhead**       $ 0      $ 0       $ 0

Ralph F. Cox              5,200    52,000    125,000

Phyllis Burke Davis       5,200    52,000    122,000

Richard J. Flynn          0        52,000    154,500

Edward C. Johnson 3d**    0        0         0

E. Bradley Jones          5,200    49,400    123,500

Donald J. Kirk            5,200    52,000    125,000

Peter S. Lynch**          0        0         0

Gerald C. McDonough       5,200    52,000    125,000

Edward H. Malone          5,200    44,200    128,000

Marvin L. Mann            5,200    52,000    125,000

Thomas R. Williams        5,200    52,000    126,500

* Information is as December 31, 1994 for 206 funds in the complex.
** Interested trustees of the fund are compensated by FMR.
+ Estimated
Under a retirement program adopted in July 1988, the non-interested Trustees, upon reaching age 72, become eligible to participate in a retirement program under which they receive payments during their lifetime from a fund based on their basic trustee fees and length of service. The obligation of a fund to make such payments are not secured or funded. Trustees become eligible if, at the time of retirement, they have served on the Board for at least five years. Currently, Messrs. Ralph S. Saul, William R. Spaulding, Bertram H. Witham, and David L. Yunich, all former non-interested Trustees, receive retirement benefits under the program.
As of the effective date of this Statement of Additional Information, FMR owned the majority of the outstanding shares of each fund.
MANAGEMENT CONTRACTS
Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal and state laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
In addition to the management fee payable to FMR and the fees payable to FSC, each fund pays all of its expenses, without limitation, that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. Although the fund's current management contract provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders, the trust, on behalf of the fund has entered into a revised transfer agent agreement with FSC, pursuant to which FSC bears the costs of providing these services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, and the fund's proportionate share of insurance premiums and Investment Company Institute dues. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which a fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
FMR is each fund's manager pursuant to management contracts dated September 14, 1995 which were approved by FMR as the then sole shareholder of the fund on October 17, 1995.
For the services of FMR under the contracts,    each fund pays     FMR a
monthly management fee composed of the sum of two elements: a group fee rate and an individual fund fee rate.
COMPUTING THE MANAGEMENT FEE. For each fund, the group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown below on the left. The schedule below on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $333 billion of group net assets - the approximate level
for    July     1995 - was .3129%, which is the weighted average of the
respective fee rates for each level of group net assets up to $333 billion.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group     Annualized   Group Net        Effective Annual Fee
Assets             Rate        Assets           Rate

 0 - $3 billion   .5200%        $ 0.5 billion   .5200%

 3 - 6            .4900          25             .4238

 6 - 9            .4600          50             .3823

 9 - 12           .4300          75             .3626

 12 - 15          .4000          100            .3512

 15 - 18          .3850          125            .3430

 18 - 21          .3700          150            .3371

 21 - 24          .3600          175            .3325

 24 - 30          .3500          200            .3284

 30 - 36          .3450          225            .3249

 36 - 42          .3400          250            .3219

 42 - 48          .3350          275            .3190

 48 - 66          .3250          300            .3163

 66 - 84          .3200          325            .3137

 84 - 102         .3150          350            .3113

 102 - 138        .3100          375            .3090

 138 - 174        .3050          400            .3067

 174 - 210        .3000

 210 - 246        .2950

 246 - 282        .2900

 282 - 318        .2850

 318 - 354        .2800

 354 - 390        .2750

 Over 390         .2700

Each fund's individual fund fee rate is .45%. Based on the average group
net assets of the funds advised by FMR for    July     1995, the annual
management fee rate would be calculated as follows:
Group Fee Rate         Individual Fund Fee Rate         Management Fee Rate

 .31%             +     .45%                       =     .76%

One-twelfth of this annual management fee rate is applied to the fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by FMR will increase a fund's total returns and repayment of the reimbursement by the fund will lower its total return.
FMR has voluntarily agreed to reimburse each fund to the extent that the
funds' aggregate operating expenses exceed 2.   0    0% of their average
net assets.
 To comply with the California Code of Regulations, FMR will reimburse a fund if and to the extent that the fund's aggregate annual operating expenses exceed specified percentages of its average net assets. The applicable percentages are 2 1/2% of the first $30 million, 2% of the next $70 million, and 1 1/2% of average net assets in excess of $100 million. When calculating the fund's expenses for purposes of this regulation, the fund may exclude interest, taxes, brokerage commissions, and extraordinary expenses, as well as a portion of its custodian fees attributable to investments in foreign securities.
SUB-ADVISERS. On behalf of each fund, FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, and FIIA. FIIA, in turn, has entered into a sub-advisory agreement with FIIAL U.K. On behalf of Hong Kong and China Fund and Japan Small Companies Fund FMR also has entered into sub-advisory agreements with FIJ. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers. FMR may also grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the fund.
 Currently, FMR U.K., FMR Far East, FIJ, FIIA, and FIIAL U.K. each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.
FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. FIJ and FIIA are wholly owned subsidiaries of Fidelity International Limited (FIL), a Bermuda company formed in 1968 which primarily provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities throughout the world. Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family owns, directly or indirectly, more than 25% of the voting common stock of FIL. FIJ was organized in Japan in 1986. FIIA was organized in Bermuda in 1983. FIIAL U.K. was organized in the United Kingdom in 1984, and is a wholly owned subsidiary of Fidelity International Management Holdings Limited, an indirect wholly owned subsidiary of FIL.
Under the sub-advisory agreements FMR pays the fees of FMR U.K., FMR Far East, FIJ, and FIIA. FIIA, in turn, pays the fees of FIIAL U.K. For providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:
(small solid bullet) FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
(small solid bullet) FMR pays FIIA and FIJ fees equal to 30% of FMR's monthly management fee with respect to the average net assets held by the fund for which the sub-adviser has provided FMR with investment advice and research services.
(small solid bullet) FIIA pays FIIAL U.K. a fee equal to 110% of FIIAL U.K.'s costs incurred in connection with providing investment advice and research services.
For providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:
(small solid bullet) FMR pays FMR U.K., FMR Far East, FIJ, and FIIA a fee equal to 50% of its monthly management fee (including any performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
(small solid bullet) FIIA pays FIIAL U.K. a fee equal to 110% of FIIAL U.K.'s costs incurred in connection with providing discretionary investment management services.
CONTRACTS WITH FMR AFFILIATES
FSC is transfer, dividend disbursing, and shareholder servicing agent for each fund. FSC receives annual account fees and asset-based fees for each retail account and certain institutional accounts based on account size. In addition, the fees for retail accounts are subject to increase based on postal rate changes. With respect to certain institutional retirement
accounts, FSC receives asset-based fees only.    With respect to certain
other institutional retirement accounts, FSC receives annual account
fees     and asset based fees based on fund type.        The asset-based
fees are subject to adjustment if the year-to-date total return of the Standard & Poor's Composite Index of 500 Stocks is greater than positive or negative 15%. FSC also collects small account fees from certain accounts with balances of less than $2,500.
FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to shareholders, with the exception of proxy statements.
FSC also performs the calculations necessary to determine the fund's net asset value per share and dividends, and maintains the fund's accounting records. The annual fee rates for these pricing and bookkeeping services are based on the fund's average net assets, specifically, .06% for the first $500 million of average net assets and .03% for average net assets in excess of $500 million. The fee is limited to a minimum of $45,000 and a maximum of $750,000 per year.
Each fund has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FDC.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Each fund is a fund of Fidelity Investment Trust (the trust), an open-end management investment company originally organized as a Massachusetts business trust on April 20, 1984. On November 3, 1986, the trust's name was changed from Fidelity Overseas Fund to Fidelity Investment Trust. Currently, there are twenty-three funds of the trust: Fidelity Overseas Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Pacific Basin Fund, Fidelity New Markets Income Fund, Fidelity International Growth & Income Fund, Fidelity Global Bond Fund, Fidelity Canada Fund, Fidelity Worldwide Fund, Fidelity Short-Term World Income Fund, Fidelity Diversified International Fund, Fidelity Diversified Global Fund, Fidelity Japan Fund, Fidelity Emerging Markets Fund, Fidelity Latin America Fund, Fidelity Southeast Asia Fund, Fidelity France Fund, Fidelity Germany Fund, Fidelity Hong Kong and China Fund, Fidelity Japan Small Companies Fund, Fidelity Nordic Fund, and Fidelity United Kingdom Fund. The Declaration of Trust permits the Trustees to create additional funds. There is a remote possibility that one fund might become liable for any misstatement in its prospectus or statement of additional information about another fund.
In the event that FMR ceases to be the investment adviser to a trust or a fund, the right of the trust or fund to use the identifying name "Fidelity" may be withdrawn. There is a remote possibility that one fund might become liable for any misstatement in its prospectus or statement of additional information about another fund.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of the fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general liabilities of the trust. Expenses with respect to trust are to be allocated in proportion to the asset value of their respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds of the trust. In the event of the dissolution or liquidation of the trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. The trust is an entity of the type commonly known as "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or its Trustees shall include a provision limiting the obligations created thereby to the trust and its assets. The Declaration of Trust provides for indemnification out of the fund's property of any shareholder held personally liable for the obligations of the fund. The Declaration of Trust also provides that its funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protect Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of a trust or fund may, as set forth in the Declarations of trust, call meetings of a trust or fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of an entire trust, the purpose of voting on removal of one or more Trustees. The trust or fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of the trust or the fund. If not so terminated, the trust and its funds will continue indefinitely. CUSTODIAN. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, is custodian of the assets of each fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of the subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, the fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. Morgan Guaranty Trust Company of New York, The Bank of New York, and Chemical Bank, each headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with pooled repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. The Boston branch of the funds' custodian leases its office space from an affiliate of FMR at a lease payment which, when entered into, was consistent with prevailing market rates. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships. AUDITOR. Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts serves as each fund's independent accountant. The auditor examines financial statements for the funds and provides other audit, tax, and related services.
APPENDIX
DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:
AAA - Bonds    which are     rated Aaa are judged to be of the best
quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds    which are     rated Aa are judged to be of high quality by
all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat
larger than in    the     Aaa securities.
A - Bonds    which are     rated A possess many favorable investment
attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds    which are     rated Baa are considered as medium-grade
obligations,    (    i.e., they are neither highly protected nor poorly
secured   )    . Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds    which are     rated Ba are judged to have speculative
elements   ; th    eir future cannot be considered as well assured. Often
the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds    which are     rated B generally lack characteristics of the
desirable investment. Assurance of interest and principal payments or    of
    maintenance of other terms of the contract over any long period of time may be small.
CAA - Bonds    which are     rated Caa are of poor standing. Such issues
may be in default or there may be present elements of danger with respect to principal or interest.
CA - Bonds    which are     rated Ca represent obligations which are
speculative in a high degree. Such issues are often in default or have other marked short-comings.
C - Bonds    which are     rated C are the lowest-rated class of bonds and
issue   s     so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
DESCRIPTION OF STANDARD & POOR'S CORPORATE BOND RATINGS:
AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes
in circumstances and economic conditions    then debt in higher rated
categories    .
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal
payments.    The BB rating is also used for debt subordinated to senior dabt that is assigned an actual or implied BBB- rating.
B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual
or implied    BB or     BB- rating.
CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is
not likely to have the capacity to pay interest and repay principal.    The
CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.
C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
CI - The rating CI is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
The ratings from AA to CCC may be modified by the addition of a plus or minus to show relative standing within the major rating categories.
PART C.  OTHER INFORMATION
Item 24. Financial Statements and Exhibits
 (a) Not applicable.
 (b) Exhibits:
(1) Restated Declaration of Trust, dated February 16, 1995, is incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 58.
(2) By-Laws of the Trust are incorporated herein by reference to Exhibit 2 to Fidelity Union Street Trust Post-Effective Amendment No. 87 (File No. 2-50318).
(3) Not applicable.
(4) Not applicable.
(5)(a) Management Contract, dated October 1, 1992, between Fidelity Diversified International Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(a) to Post-Effective Amendment No. 58.
(b) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Diversified International Fund dated October 1, 1992, is incorporated herein by reference to Exhibit 5(p) to Post-Effective Amendment No. 51.
(c) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Diversified International Fund dated October 1, 1992 is incorporated herein by reference to Exhibit 5(nn) to Post-Effective Amendment No. 51.
(d) Sub-Advisory Agreement between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Diversified International Fund dated October 1, 1992 is incorporated herein by reference as Exhibit 5(yyy) to Post-Effective Amendment No. 51.
 (e) Management Contract dated March 1, 1992, between Fidelity International Growth & Income Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(e) to Post-Effective Amendment No. 57.
(f) Sub-Advisory Agreement dated April 1, 1992 between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity International Growth & Income Fund is incorporated herein by reference to Exhibit 5(f) to Post-Effective Amendment No. 57.
(g) Sub-Advisory Agreement dated April 1, 1992 between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity International Growth & Income Fund is incorporated herein by reference to Exhibit 5(g) to Post-Effective Amendment No. 57.
(h) Sub-Advisory Agreement dated April 1, 1992 between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity International Growth & Income Fund is incorporated herein by reference to Exhibit 5(h) to Post-Effective Amendment No. 57.
(i) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity International Growth & Income Fund is incorporated herein by reference to Exhibit 5(i) to Post-Effective Amendment No. 57.
(j) Management Contract dated September 16, 1994, between Fidelity International Value Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(j) to Post-Effective Amendment No. 57.
(k) Sub-Advisory Agreement dated September 16, 1994 between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity International Value Fund is incorporated herein by reference to Exhibit 5(k) to Post-Effective Amendment No. 57.
(l) Sub-Advisory Agreement dated September 16, 1994, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity International Value Fund is incorporated herein by reference to Exhibit 5(l) to Post-Effective Amendment No. 57.
(m) Form of Sub-Advisory Agreement between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity International Value Fund is incorporated herein by reference to Exhibit 5(hhh) to Post-Effective Amendment No. 55.
(n) Sub-Advisory Agreement dated September 16, 1994, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity International Value Fund is incorporated herein by reference to Exhibit 5(n) to Post-Effective Amendment No. 57.
(o) Sub-Advisory Agreement dated September 16, 1994, between Fidelity Management & Research Company and Fidelity Investments Japan Limited on behalf of Fidelity International Value Fund is incorporated herein by reference to Exhibit 5(o) to Post-Effective Amendment No. 57.
 (p) Management Contract dated March 1, 1992, between Fidelity Overseas Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit No. 5(p) to Post-Effective Amendment No. 57.
(q) Sub-Advisory Agreement dated April 1, 1992 between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Overseas Fund is incorporated herein by reference to
Exhibit 5(q) to Post-Effective Amendment No. 57.
(r) Sub-Advisory Agreement dated April 1, 1992 between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) on behalf of Fidelity Overseas Fund is incorporated herein by reference to Exhibit 5(r) to Post-Effective Amendment No. 57.
(s) Sub-Advisory Agreement dated April 1, 1992 between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Overseas Fund is incorporated herein by reference to Exhibit 5(s) to Post-Effective Amendment No. 57.
(t) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Overseas Fund is incorporated herein by reference to Exhibit 5(t) to Post-Effective Amendment No. 57.
 (u) Management Contract dated March 1, 1992, between Fidelity Worldwide Fund, and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(u) to Post-Effective Amendment No. 57.
(v) Sub-Advisory Agreement dated April 1, 1992 between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Worldwide Fund is incorporated herein by reference to
Exhibit 5(v) to Post-Effective Amendment No. 57.
(w) Sub-Advisory Agreement dated April 1, 1992 between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Worldwide Fund is incorporated herein by reference to Exhibit 5(w) to Post-Effective Amendment No. 57.
(x) Sub-Advisory Agreement dated April 1, 1992 between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Worldwide Fund is incorporated herein by reference to Exhibit 5(x) to Post-Effective Amendment No. 57.
(y) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Worldwide Fund is incorporated herein by reference to Exhibit 5(y) to Post-Effective Amendment No. 57.
 (z) Management Contract dated March 1, 1992, between Fidelity Canada Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(z) to Post-Effective Amendment No. 57.
(aa) Sub-Advisory Agreement dated April 1, 1992 between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Canada Fund is incorporated herein by reference to
Exhibit 5(aa) to Post-Effective Amendment No. 57.
(bb) Sub-Advisory Agreement dated April 1, 1992 between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Canada Fund is incorporated herein by reference to Exhibit 5(bb) to Post-Effective Amendment No. 57.
(cc) Sub-Advisory Agreement dated April 1, 1992 between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Canada Fund is incorporated herein by reference to Exhibit 5(cc) to Post-Effective Amendment No. 57.
(dd) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Canada Fund is incorporated herein by reference to Exhibit 5(dd) to Post-Effective Amendment No. 57.
 (ee) Management Contract dated March 1, 1992, between Fidelity Europe Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(ee) to Post-Effective Amendment No. 57.
(ff) Sub-Advisory Agreement dated April 1, 1992 between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Europe Fund is incorporated herein by reference to
Exhibit 5(ff) to Post-Effective Amendment No. 57.
(gg) Sub-Advisory Agreement dated April 1, 1992 between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Europe Fund is incorporated herein by reference to Exhibit 5(gg) to Post-Effective Amendment No. 57.
(hh) Sub-Advisory Agreement dated April 1, 1992 between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Europe Fund is incorporated herein by reference to Exhibit 5(hh) to Post-Effective Amendment No. 57.
(ii) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Europe Fund is incorporated herein by reference to Exhibit 5(ii) to Post-Effective Amendment No. 57.
(jj) Management Contract between Fidelity Europe Capital Appreciation Fund and Fidelity Management & Research Company dated November 18, 1993 is incorporated herein by reference to Exhibit 5(o) to Post-Effective Amendment No. 51.
(kk) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Europe Capital Appreciation Fund dated November 18, 1993 is incorporated herein by reference to Exhibit 5(dd) to Post- Effective Amendment No. 53.
(ll) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Europe Capital Appreciation Fund dated November 18, 1993 is incorporated herein by reference to Exhibit 5(ss) to Post- Effective Amendment No. 53.
(mm) Sub-Advisory Agreement between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Europe Capital Appreciation Fund, dated November 18, 1993, is incorporated herein by reference to Exhibit 5(ggg) to Post-Effective Amendment No. 55.
(nn) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Europe Capital Appreciation Fund dated November 18, 1993, is incorporated herein by reference as Exhibit 5(uuu) to Post-Effective Amendment No. 55.
(oo) Management Contract between Fidelity Japan Fund and Fidelity Management & Research Company dated July 16, 1992 is incorporated herein by reference to Exhibit 5(k) to Post-Effective Amendment No. 51.
(pp) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Japan Fund dated July 16, 1992 is incorporated herein by reference to
Exhibit 5(z) to Post-Effective Amendment No. 53.
(qq) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Japan Fund dated July 16, 1992 is incorporated herein by reference to Exhibit 5(oo) to Post Effective Amendment No. 53.
(rr) Sub-Advisory Agreement between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Japan Fund dated July 16, 1992, is incorporated herein by reference to Exhibit 5(ccc) to Post-Effective Amendment No. 55.
(ss) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Japan Fund dated July 16, 1992, is incorporated herein by reference to Exhibit 5(qqq) to Post-Effective Amendment No. 55.
(tt) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Investments Japan Limited on behalf of Fidelity Japan Fund dated April 12, 1994 is incorporated herein by reference to Exhibit No. 5(ss)(i) to Post-Effective Amendment No. 57.
 (uu) Management Contract dated March 1, 1992, between Fidelity Pacific Basin Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(tt) to Post-Effective Amendment No. 57.
(vv) Sub-Advisory Agreement dated April 1, 1992 between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Pacific Basin Fund is incorporated herein by reference to Exhibit 5(uu) to Post-Effective Amendment No. 57.
(ww) Sub-Advisory Agreement dated April 1, 1992 between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Pacific Basin Fund is incorporated herein by reference to
Exhibit 5(vv) to Post-Effective Amendment No. 57.
(xx) Sub-Advisory Agreement dated April 1, 1992 between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Pacific Basin Fund is incorporated herein by reference to Exhibit 5(ww) to Post-Effective Amendment No. 57.
(yy) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Pacific Basin Fund is incorporated herein by reference to Exhibit 5(xx) to Post-Effective Amendment No. 57.
 (zz) Management Contract dated March 1, 1992, between Fidelity Emerging Markets Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(yy) to Post-Effective Amendment No. 57.
(aaa) Sub-Advisory Agreement dated April 1, 1992 between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Emerging Markets Fund is incorporated herein by reference to Exhibit 5(zz) to Post-Effective Amendment No. 57.
(bbb) Sub-Advisory Agreement dated April 1, 1992 between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Emerging Markets Fund is incorporated herein by reference to Exhibit 5(aaa) to Post-Effective Amendment No. 57.
(ccc) Sub-Advisory Agreement dated April 1, 1992 between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Emerging Markets Fund is incorporated herein by reference to Exhibit 5(bbb) to Post-Effective Amendment No. 57.
(ddd) Sub-Advisory Agreement, dated April 1, 1992, between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Emerging Markets Fund is incorporated herein by reference to Exhibit 5(ccc) to Post-Effective Amendment No. 57.
(eee) Management Contract between Fidelity Latin America Fund and Fidelity Management & Research Company dated March 18, 1993 is incorporated herein by reference to Exhibit 5(l) to Post-Effective Amendment No. 48.
(fff) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Latin America Fund dated March 18, 1993 is incorporated herein by reference to Exhibit 5(z) to Post-Effective Amendment No. 48.
(ggg) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Latin America Fund is incorporated herein by reference to Exhibit 5(nn) to Post-Effective Amendment No. 48.
(hhh) Sub-Advisory Agreement between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Latin America Fund dated March 18, 1993, is incorporated herein by reference to Exhibit 5(ddd) to Post-Effective Amendment No. 55.
(iii) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Latin America Fund dated March 18, 1993 is incorporated herein by reference as
Exhibit 5(rrr) to Post-Effective Amendment No. 51.
(jjj) Management Contract between Fidelity Southeast Asia Fund and Fidelity Management & Research Company dated March 18, 1993 is incorporated herein by reference to Exhibit 5(m) to Post-Effective Amendment No. 48.
(kkk) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Southeast Asia Fund dated March 18, 1993 is incorporated herein by reference to Exhibit 5(aa) to Post-Effective Amendment No. 48.
(lll) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Southeast Asia Fund dated March 18, 1993 is incorporated herein by reference to Exhibit 5(oo) to Post-Effective Amendment No. 48.
(mmm) Sub-Advisory Agreement between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Southeast Asia Fund dated March 18, 1993, is incorporated herein by reference to Exhibit 5(eee) to Post-Effective Amendment No. 55.
(nnn) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity
 International Investment Advisors on behalf of Fidelity Southeast Asia Fund dated March
 18, 1993 is incorporated herein by reference as Exhibit 5(sss) to Post-Effective Amendment
 No. 51.
    (ooo) Sub-Advisory Agreement dated March 18, 1993, between Fidelity Management & Research Company and Fidelity International Investment
Advisors on behalf of Fidelity Southeast    Asia Fund dated March 18, 1993
is incorporated herein by reference to Exhibit 5(nnn) to    Post-Effective
Amendment No. 57.
(ppp) Management Contract between Fidelity Global Bond Fund and Fidelity Management & Research Company, dated March 1, 1992, is incorporated herein by reference to Exhibit 5(ooo) to Post-Effective Amendment No. 58.
(qqq) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Global Bond Fund dated April 1, 1992 is incorporated herein by reference to
Exhibit 5(ppp) to Post-Effective Amendment No. 58.
(rrr) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Global Bond Fund dated April 1, 1992 is incorporated herein by reference to
Exhibit 5(qqq) to Post-Effective Amendment No. 58.
(sss) Sub-Advisory Agreement between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Global Bond Fund dated April 1, 1992, is incorporated herein by reference to Exhibit 5(rrr) to Post-Effective Amendment No. 58.
(ttt) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Global Bond Fund dated April 1, 1992 is incorporated herein by reference to
Exhibit 5(sss) to Post-Effective Amendment No. 58.
(uuu) Management Contract between Fidelity Short-Term World Income Fund and Fidelity Management & Research Company, dated March 1, 1992, is incorporated herein by reference to Exhibit 5(ttt) to Post-Effective Amendment No. 58.
(vvv) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Short-Term World Income Fund dated April 1, 1992, is incorporated herein by reference to Exhibit 5(uuu) to Post-Effective Amendment No. 58.
(www) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) on behalf of Fidelity Short-Term World Income Fund dated April 1, 1992, is incorporated herein by reference to Exhibit 5(vvv) to Post-Effective Amendment No. 58.
(xxx) Sub-Advisory Agreement between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Short-Term World Income Fund dated April 1, 1992, is incorporated herein by reference to Exhibit 5(www) to Post-Effective Amendment No. 58.
(yyy) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Short-World Income Fund dated April 1, 1992, is incorporated herein by reference to Exhibit 5(xxx) to Post-Effective Amendment No. 58.
(zzz) Management Contract between Fidelity New Markets Income Fund and Fidelity Management & Research Company dated April 15, 1993 is incorporated herein by reference to Exhibit 5(n) to Post-Effective Amendment No. 48.
(aaaa) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity New Markets Income Fund dated April 15, 1993 is incorporated herein by reference to Exhibit 5(bb) to Post-Effective Amendment No. 48.
(bbbb) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. dated April 15, 1993 on behalf of Fidelity New Markets Income Fund dated April 15, 1993, is incorporated herein by reference to Exhibit 5(pp) to Post-Effective Amendment No. 48.
(cccc) Sub-Advisory Agreement between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity New Markets Income Fund is incorporated herein by reference to Exhibit 5(fff) to Post-Effective Amendment No. 50.
(dddd) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity New Markets Income Fund is incorporated herein by reference to
Exhibit 5(ttt) to Post-Effective Amendment No. 50.
(eeee) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Investments Japan Limited on behalf of Fidelity New Markets Income Fund dated April 15, 1993, is incorporated herein by reference to Exhibit 5(dddd) to Post-Effective Amendment No. 58.
(ffff) Form of Management Contract between Fidelity France Fund and Fidelity Management & Research Company is filed herein as Exhibit 5(ffff).
(gggg)Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity France Fund is filed herein as Exhibit 5(gggg).
(hhhh) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity France Fund is filed herein as Exhibit 5(hhhh).
(iiii) Sub-Advisory Agreement between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity France Fund is filed herein as Exhibit 5(iiii).
(jjjj) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity France Fund is filed herein as Exhibit 5(jjjj).
(kkkk) Form of Management Contract between Fidelity Germany Fund and Fidelity Management & Research Company is filed herein as Exhibit 5(kkkk).
(llll) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Germany Fund is filed herein as Exhibit 5(llll).
(mmmm) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Germany Fund is filed herein as Exhibit 5(mmmm).
(nnnn) Sub-Advisory Agreement between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Germany Fund is filed herein as Exhibit 5(nnnn).
(oooo) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Germany Fund is filed herein as Exhibit 5(oooo).
(pppp) Form of Management Contract between Fidelity United Kingdom Fund and Fidelity Management & Research Company is filed herein as Exhibit 5(pppp).
(qqqq)Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity United Kingdom Fund is filed herein as Exhibit 5(qqqq).
(rrrr) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity United Kingdom Fund is filed herein as Exhibit 5(rrrr).
(ssss) Sub-Advisory Agreement between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity United Kingdom Fund is filed herein as Exhibit 5(ssss).
(tttt) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity United Kingdom Fund is filed herein as Exhibit 5(tttt).
(uuuu) Form of Management Contract between Fidelity Japan Small Companies Fund and Fidelity Management & Research Company was filed as Exhibit 5(uuuu) in Post-Effective Amendment No. 60.
(vvvv) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Japan Small Companies Fund is filed herein as Exhibit 5(vvvv).
(wwww) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Japan Small Companies Fund is filed herein as Exhibit 5(wwww).
(xxxx) Sub-Advisory Agreement between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Japan Small Companies Fund is filed herein as Exhibit 5(xxxx).
(yyyy) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Japan Small Companies Fund is filed herein as Exhibit 5(yyyy).
(zzzz) Form of Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Investments Japan Limited on behalf of Fidelity Japan Small Companies Fund was filed as Exhibit 5(zzzz) in Post-Effective Amendment No. 60.
(aaaaa) Form of Management Contract between Fidelity Hong Kong and China Fund and Fidelity Management & Research Company was filed as Exhibit 5(aaaaa) in Post-Effective Amendment No. 60.
(bbbbb) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Hong Kong and China Fund is filed herein as Exhibit 5(bbbbb). (ccccc) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Hong Kong and China Fund is filed herein as Exhibit 5(ccccc). (ddddd) Sub-Advisory Agreement between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Hong Kong and China Fund is filed herein as Exhibit 5(ddddd).
(eeeee) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Hong Kong and China Fund is filed herein as Exhibit 5(eeeee). (fffff) Form of Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Investments Japan Limited on behalf of Fidelity Hong Kong and China Fund was filed as Exhibit 5(fffff) in Post-Effective Amendment No. 60.
(ggggg) Form of Management Contract between Fidelity Nordic Fund and Fidelity Management & Research Company is filed herein as Exhibit 5(ggggg). (hhhhh) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Nordic Fund is filed herein as Exhibit 5(hhhhh).
(iiiii) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Nordic Fund is filed herein as Exhibit 5(iiiii).
(jjjjj) Sub-Advisory Agreement between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Nordic Fund is filed herein as Exhibit 5(jjjjj).
(kkkkk) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Nordic Fund is filed herein as Exhibit 5(kkkkk).
(6) (a) General Distribution Agreement dated April 1, 1987 between Fidelity Overseas Fund, Fidelity Europe Fund, Fidelity Pacific Basin Fund, Fidelity International Growth & Income Fund, Fidelity Canada Fund, dated May 19, 1990, between Fidelity Worldwide Fund, dated September 30, 1990, between Fidelity Emerging Markets Fund (formerly "Fidelity International Opportunities Fund", dated December 12, and between Fidelity Diversified International Fund and Fidelity Distributors Corporation are incorporated herein by reference to Exhibit Nos. 6(a)(1-8) to Post-Effective Amendment No. 57.
(b) General Distribution Agreement between Fidelity Global Bond Fund and Fidelity Distributors Corporation dated April 1, 1987, is incorporated herein by reference to Exhibit 6(b) to Post-Effective Amendment No. 58.
(c) Amendment, dated January 1, 1988, to General Distribution Agreement between Fidelity Global Bond Fund and Fidelity Distributors Corporation, dated April 1, 1987, is incorporated herein by reference to Exhibit 6(c) to Post-Effective Amendment No. 58.
(d) General Distribution Agreement between Fidelity Short-Term World Income Fund and Fidelity Distributors Corporation dated September 20, 1991, is incorporated herein by reference to Exhibit 6(d) to Post-Effective Amendment No. 58.
(e) Amendment, dated May 10, 1994, to General Distribution Agreement between Fidelity Short-Term World Income Fund and Fidelity Distributors Corporation, dated September 20, 1991, is incorporated herein by reference to Exhibit 6(e) to Post-Effective Amendment No. 58.
(f) General Distribution Agreement between Fidelity Diversified International Fund and Fidelity Distributors Corporation dated December 12, 1991 is incorporated herein by reference to Exhibit 6(k) to Post-Effective Amendment No. 38.
(g) General Distribution Agreement between Fidelity Japan Fund and Fidelity Distributors Corporation dated July 16, 1992, is incorporated herein by reference to Exhibit 6(l) to Post-Effective Amendment No. 55.
(h) General Distribution Agreement between Fidelity Latin America Fund and Fidelity Distributors Corporation dated March 18, 1993, is incorporated herein by reference to Exhibit 6(m) to Post-Effective Amendment No. 55.
(i) General Distribution Agreement between Fidelity Southeast Asia Fund and Fidelity Distributors Corporation dated March 18, 1993, is incorporated herein by reference to Exhibit 6(n) to Post-Effective Amendment No. 55.
(j) General Distribution Agreement between Fidelity New Markets Income Fund and Fidelity Distributors Corporation was filed as Exhibit 6(o) to Post-Effective Amendment No. 50.
(k) General Distribution Agreement between Fidelity Europe Capital Appreciation Fund and Fidelity Distributors Corporation dated November 18, 1993, is incorporated herein by reference to Exhibit 6(p) to Post-Effective Amendment No. 55.
(l) General Distribution Agreement between Fidelity International Value Fund and Fidelity Distributors Corporation, dated September 16, 1994, is incorporated herein by reference to Exhibit 6(j) to Post-Effective Amendment No. 58.
(m) Form of General Distribution Agreement between Fidelity France Fund and Fidelity Distributors Corporation was filed as Exhibit 6(m) in Post-Effective Amendment No. 60.
(n) Form of General Distribution Agreement between Fidelity Germany Fund and Fidelity Distributors Corporation was filed as Exhibit 6(n) in Post-Effective Amendment No. 60.
(o) Form of General Distribution Agreement between Fidelity United Kingdom Fund and Fidelity Distributors Corporation was filed as Exhibit 6(o) in Post-Effective Amendment No. 60.
(p) Form of General Distribution Agreement between Fidelity Japan Small Companies Fund and Fidelity Distributors Corporation was filed as Exhibit 6(p) in Post-Effective Amendment No. 60.
(q) Form of General Distribution Agreement between Fidelity Hong Kong and China Fund and Fidelity Distributors Corporation was filed as Exhibit 6(q) in Post-Effective Amendment No. 60.
(r) Form of General Distribution Agreement between Fidelity Nordic Fund and Fidelity Distributors Corporation was filed as Exhibit 6(r) in Post-Effective Amendment No. 60.
(7) Retirement Plan for Non-Interested Person Trustees, Directors or General Partners is incorporated herein by reference to Exhibit 7 to Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
(8)(a) Custodian Agreement, Appendix A, and Appendix C, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Investment Trust on behalf of Fidelity Diversified Global Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Global Bond Fund, Fidelity International Growth & Income Fund, Fidelity International Value Fund, Fidelity Japan Fund, Fidelity New Markets Income Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, and Fidelity Worldwide Fund is incorporated herein by reference to Exhibit 8(a) to Post-Effective Amendment No. 59..
(8)(b) Appendix B, dated December 15, 1994, to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Investment Trust on behalf of Fidelity Diversified Global Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Global Bond Fund, Fidelity International Growth & Income Fund, Fidelity International Value Fund, Fidelity Japan Fund, Fidelity New Markets Income Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, and Fidelity Worldwide Fund is incorporated herein by reference to Exhibit 8(b) to Post-Effective Amendment No. 59.
(8)(c) Custodian Agreement, Appendix A, and Appendix C, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Investment Trust on behalf of Fidelity Canada Fund, Fidelity Latin America Fund, and Fidelity Short-Term World Income Fund is incorporated herein by reference to Exhibit 8(a) to Fidelity Commonwealth Trust's Post-Effective Amendment No. 56 (File No. 2-52322).
(8)(d) Appendix B, dated December 15, 1994, to the Custodian Agreement, dated December 1, 1994, between Brown Brothers Harriman & Company and Fidelity Investment Trust on behalf of Fidelity Canada Fund, Fidelity Latin America Fund, and Fidelity Short-Term World Income Fund is incorporated herein by reference to Exhibit 8(b) to Fidelity Commonwealth Trust's Post-Effective Amendment No. 56 (File No. 2-52322).
(8)(e) Forms of Custodian Agreement, Appendix A, and Appendix C, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Investment Trust on behalf of Fidelity France Fund, Fidelity Germany Fund, Fidelity Japan Small Companies Fund, Fidelity United Kingdom Fund, Fidelity Hong Kong and China Fund, and Fidelity Nordic Fund are filed herein as
Exhibit 8(e).
(8)(f) Form of Appendix B, dated December 15, 1994, to the Custodian Agreement, dated December 1, 1994, between Brown Brothers Harriman & Company and Fidelity Investment Trust on behalf of Fidelity France Fund, Fidelity Germany Fund, Fidelity Japan Small Companies Fund, Fidelity United Kingdom Fund, Fidelity Hong Kong and China Fund, and Fidelity Nordic Fund are filed herein as Exhibit 8(f).
(9) Not applicable.
(10) Not applicable.
(11) Not applicable.
(12) Not applicable.
(13) Not applicable.
(14) (a) Fidelity Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(a) to Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (b) Fidelity Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(c) to Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
 (c) Fidelity Defined Benefit Pension Plan and Trust, as currently in effect, is incorporated herein by reference to Exhibit 14(d) to Post-Effective Amendment No. 23.
 (d) Fidelity Institutional Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) to Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (e) Fidelity 403(b)(7) Custodial Account Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(e) to Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (f) Fidelity Master Plan for Savings and Investments, as currently in effect, is incorporated herein by reference to Exhibit 14(f) to Post-Effective Amendment No. 27.
 (g) National Financial Services Corporation Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(h) to Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (h) Fidelity Portfolio Advisory Services Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(i) to Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (i) Fidelity Investments Section 403(b)(7) Individual Custodial Account Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) to Fidelity Commonwealth Trust's (File No. 2-52322) Post-Effective Amendment No. 87.
 (j) National Financial Services Corporation Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(k) to Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (k) The CORPORATEplan for Retirement Profit Sharing/401K Plan, as currently in effect, is incorporated herein by reference to Exhibit 14(l) to Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (l) The CORPORATEplan for Retirement Money Purchase Pension Plan, as currently in effect, is incorporated herein by reference to Exhibit 14(m) to Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (15) (a) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity
Global Bond Fund is incorporated   herein as by reference to Exhibit 15(a)
to Post-Effective Amendment No. 58.
  (b) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity
Short-Term World Income Fund is   incorporated herein by reference to
Exhibit 15(b) to Post-Effective Amendment No. 58.
  (c) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity New Markets Income Fund is incor- porated herein by reference to Exhibit 15(c) to Post-Effective Amendment No. 58.
 (16) (a) Schedule for computation of total return calculations is
incorporated herein by reference to Exhibit   16(a) to Post-Effective
Amendment No. 57.
  (b) Schedule for computation of moving averages is incorporated herein by
reference to Exhibit 16(c) to   Post Effective Amendment No. 53.
 (17)  Not applicable.
Item 25.  Persons Controlled by or Under Common Control with Registrant
 The Board of Trustees of Registrant is the same as the Board of Trustees of other funds advised by FMR, each of which has Fidelity Management & Research Company as its investment adviser. In addition, the officers of these funds are substantially identical. Nonetheless, Registrant takes the position that it is not under common control with these other funds since the power residing in the respective boards and officers arises as the result of an official position with the respective funds.
Item 26.  Number of Holders of Securities:   August 31, 1995
Title of Class:  Shares of Beneficial Interest
Name of Series   Number of Record Holders

      Fidelity Overseas Fund                        548,235

      Fidelity Europe Fund                          56,742

      Fidelity Pacific Basin Fund                   61,078

      Fidelity International Growth & Income Fund   153,332

      Fidelity International Value Fund             6,504

      Fidelity Global Bond Fund                     27,650

      Fidelity Canada Fund                          36,300

      Fidelity Worldwide Fund                       94,173

      Fidelity Emerging Markets Fund                143,382

      Fidelity New Markets Income Fund              13,203

      Fidelity Short-Term World Income Fund         9,539

      Fidelity Diversified International Fund       29,504

      Fidelity Japan Fund                           37,097

      Fidelity Latin America Fund                   74,282

      Fidelity Southeast Asia Fund                  66,086

      Fidelity Europe Capital Appreciation Fund     22,236

      Fidelity France Fund                          0

      Fidelity Germany Fund                         0

      Fidelity United Kingdom Fund                  0

      Fidelity Hong Kong and China Fund             0

      Fidelity Japan Small Companies Fund           0

      Fidelity Nordic Fund                          0

      Fidelity Diversified Global Fund              1

Item 27. Indemnification
 Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Registrant shall indemnify any present or past Trustee, or officer to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any claim, action, suit or proceeding in which he is involved by virtue of his service as a trustee, an officer, or both. Additionally, amounts paid or incurred in settlement of such matters are covered by this indemnification. Indemnification will not be provided in certain circumstances, however. These include instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

Item 28. Business and Other Connections of Investment Adviser
 (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY
 FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d   Chairman of the Executive Committee of FMR; President
                       and Chief Executive Officer of FMR Corp.; Chairman of
                       the Board and a Director of FMR, FMR Corp., FMR Texas
                       Inc., Fidelity Management & Research (U.K.) Inc., and
                       Fidelity Management & Research (Far East) Inc.; President
                       and Trustee of funds advised by FMR.



J. Gary Burkhead       President of FMR; Managing Director of FMR Corp.;
                       President and a Director of FMR Texas Inc., Fidelity
                       Management & Research (U.K.) Inc., and Fidelity
                       Management & Research (Far East) Inc.; Senior Vice
                       President and Trustee of funds advised by FMR.



Peter S. Lynch         Vice Chairman and Director of FMR.



Robert Beckwitt        Vice President of FMR and of funds advised by FMR.



David Breazzano        Vice President of FMR (1993) and of a fund advised by
                       FMR.



Stephan Campbell       Vice President of FMR (1993).



Dwight Churchill       Vice President of FMR (1993).



William Danoff         Vice President of FMR (1993) and of a fund advised by
                       FMR.



Scott DeSano           Vice President of FMR (1993).



Penelope Dobkin        Vice President of FMR and of a fund advised by FMR.



Larry Domash           Vice President of FMR (1993).



George Domolky         Vice President of FMR (1993) and of a fund advised by
                       FMR.



Robert K. Duby         Vice President of FMR.



Margaret L. Eagle      Vice President of FMR and of a fund advised by FMR.



Kathryn L. Eklund      Vice President of FMR.



Richard B. Fentin      Senior Vice President of FMR (1993) and of a fund advised
                       by FMR.



Daniel R. Frank        Vice President of FMR and of funds advised by FMR.



Michael S. Gray        Vice President of FMR and of funds advised by FMR.



Lawrence Greenberg     Vice President of FMR (1993).



Barry A. Greenfield    Vice President of FMR and of a fund advised by FMR.



William J. Hayes       Senior Vice President of FMR; Equity Division Leader.



Robert Haber           Vice President of FMR and of funds advised by FMR.



Richard Haberman       Senior Vice President of FMR (1993).



Daniel Harmetz         Vice President of FMR and of a fund advised by FMR.



Ellen S. Heller        Vice President of FMR.




John Hickling   Vice President of FMR (1993) and of funds advised by
                FMR.




Robert F. Hill              Vice President of FMR; and Director of Technical
                            Research.



Stephen P. Jonas            Treasurer and Vice President of FMR (1993)); Treasurer of
                            FMR Texas Inc. (1993), Fidelity Management & Research
                            (U.K.) Inc. (1993), and Fidelity Management & Research
                            (Far East) Inc. (1993).



David B. Jones              Vice President of FMR (1993).



Steven Kaye                 Vice President of FMR (1993) and of a fund advised by
                            FMR.



Frank Knox                  Vice President of FMR (1993).



Robert A. Lawrence          Senior Vice President of FMR (1993); and High Income
                            Division Leader.



Alan Leifer                 Vice President of FMR and of a fund advised by FMR.



Harris Leviton              Vice President of FMR (1993) and of a fund advised by
                            FMR.



Bradford E. Lewis           Vice President of FMR and of funds advised by FMR.



Malcolm W. MacNaught III    Vice President of FMR (1993).



Robert H. Morrison          Vice President of FMR and Director of Equity Trading.



David Murphy                Vice President of FMR and of funds advised by FMR.



Andrew Offit                Vice President of FMR (1993).



Judy Pagliuca               Vice President of FMR (1993).



Jacques Perold              Vice President of FMR.



Anne Punzak                 Vice President of FMR and of funds advised by FMR.



Lee Sandwen                 Vice President of FMR (1993).



Patricia A. Satterthwaite   Vice President of FMR (1993) and of a fund advised by
                            FMR.



Thomas T. Soviero           Vice President of FMR (1993).



Robert E. Stansky           Senior Vice President of FMR (1993) and of funds advised
                            by FMR.



Gary L. Swayze              Vice President of FMR and of funds advised by FMR; and
                            Tax-Free Fixed-Income Group Leader.



Thomas Sweeney              Vice President of FMR (1993).



Donald Taylor               Vice President of FMR (1993) and of funds advised by
                            FMR.



Beth F. Terrana             Senior Vice President of FMR (1993) and of funds advised
                            by FMR.



Joel Tillinghast            Vice President of FMR (1993) and of a fund advised by
                            FMR.



Robert Tucket               Vice President of FMR (1993).



George A. Vanderheiden      Senior Vice President of FMR; Vice President of funds
                            advised by FMR; and Growth Group Leader.



Jeffrey Vinik               Senior Vice President of FMR (1993) and of a fund advised
                            by FMR.



Guy E. Wickwire             Vice President of FMR and of a fund advised by FMR.



Arthur S. Loring            Senior Vice President (1993), Clerk and General Counsel of
                            FMR; Vice President, Legal of FMR Corp.; and Secretary
                            of funds advised by FMR.


(2)  FIDELITY MANAGEMENT & RESEARCH (U.K.) INC. (FMR U.K.)
 FMR U.K. provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d   Chairman and Director of FMR U.K.; Chairman of the
                       Executive Committee of FMR; Chief Executive Officer of FMR
                       Corp.; Chairman of the Board and a Director of FMR, FMR
                       Corp., FMR Texas Inc., and Fidelity Management & Research
                       (Far East) Inc.; President and Trustee of funds advised by FMR.



J. Gary Burkhead       President and Director of FMR U.K.; President of FMR;
                       Managing Director of FMR Corp.; President and a Director of
                       FMR Texas Inc. and Fidelity Management & Research (Far
                       East) Inc.; Senior Vice President and Trustee of funds advised by FMR.



Richard C. Habermann   Senior Vice President of FMR U.K.; Senior Vice President of
                       Fidelity Management & Research (Far East) Inc.; Director of
                       Worldwide Research of FMR.



Rick Spillane          Senior Vice President and Director of Operations and
                       Compliance of FMR U.K. (1993).



Stephen P. Jonas       Treasurer of FMR U.K. (1993), Fidelity Management &
                       Research (Far East) Inc. (1993), and FMR Texas Inc. (1993);
                       and Treasurer and Vice President of FMR (1993).



David Weinstein        Clerk of FMR U.K.; Clerk of Fidelity Management & Research
                       (Far East) Inc.; Secretary of FMR Texas Inc.



(3)  FIDELITY MANAGEMENT & RESEARCH (FAR EAST) INC. (FMR Far East)
 FMR Far East provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d   Chairman and Director of FMR Far East; Chairman of the
                       Executive Committee of FMR; Chief Executive Officer of
                       FMR Corp.; Chairman of the Board and a Director of
                       FMR, FMR Corp., FMR Texas Inc. and Fidelity
                       Management & Research (U.K.) Inc.; President and
                       Trustee of funds advised by FMR.



J. Gary Burkhead       President and Director of FMR Far East; President of
                       FMR; Managing Director of FMR Corp.; President and a
                       Director of FMR Texas Inc. and Fidelity Management &
                       Research (U.K.) Inc.; Senior Vice President and Trustee
                       of funds advised by FMR.



Richard C. Habermann   Senior Vice President of FMR Far East; Senior Vice
                       President of Fidelity Management & Research (U.K.)
                       Inc.; Director of Worldwide Research of FMR.



William R. Ebsworth    Vice President of FMR Far East.



Bill Wilder            Vice President of FMR Far East (1993).



Stephen P. Jonas        Treasurer of FMR Far East (1993), Fidelity Management
                          & Research (U.K.) Inc. (1993), and FMR Texas Inc.
                            (1993); and Treasurer and Vice President of FMR
                       (1993).



David C. Weinstein     Clerk of FMR Far East; Clerk of Fidelity Management &
                       Research (U.K.) Inc.; Secretary of FMR Texas Inc.



(4)  FMR TEXAS INC. (FMR Texas)
 FMR Texas provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d   Chairman and Director of FMR Texas; Chairman of the
                       Executive Committee of FMR; President and Chief
                       Exective Officer of FMR Corp.; Chairman of the Board
                       and a Director of FMR, FMR Corp., Fidelity
                       Management & Research (Far East) Inc. and Fidelity
                       Management & Research (U.K.) Inc.; President and
                       Trustee of funds advised by FMR.



J. Gary Burkhead       President and Director of FMR Texas; President of FMR;
                       Managing Director of FMR Corp.; President and a
                       Director of Fidelity Management & Research (Far East)
                       Inc. and Fidelity Management & Research (U.K.) Inc.;
                       Senior Vice President and Trustee of funds advised by
                       FMR.



Fred L. Henning, Jr.   Senior Vice President of FMR Texas; Money Market
                       Division Leader.



Robert Auld            Vice President of FMR Texas (1993).



Leland Barron          Vice President of FMR Texas and of funds advised by
                       FMR.



Robert Litterst        Vice President of FMR Texas and of funds advised by
                       FMR (1993).



Thomas D. Maher        Vice President of FMR Texas and Assistant Vice
                       President of funds advised by FMR.



Burnell R. Stehman     Vice President of FMR Texas and of funds advised by
                       FMR.



John J. Todd           Vice President of FMR Texas and of funds advised by
                       FMR.



Sarah H. Zenoble       Vice President of FMR Texas and of funds advised by
                       FMR.



Stephen P. Jonas       Treasurer of FMR Texas Inc. (1993), Fidelity
                       Management & Research (U.K.) Inc. (1993), and Fidelity
                       Mangement & Research (Far East) Inc. (1993); and
                       Treasurer and Vice President of FMR (1993).



David C. Weinstein     Secretary of FMR Texas; Clerk of Fidelity Management
                       & Research (U.K.) Inc.; Clerk of Fidelity Management &
                       Research (Far East) Inc.



(5)  FIDELITY INTERNATIONAL INVESTMENT ADVISORS
       Pembroke Hall, 42 Crow Lane, Pembroke, Bermuda
 The directors and officers of Fidelity International Investment Advisors
(FIIA) have held, during the past two fiscal years, the following positions of a substantial nature.

Anthony Bolton         Director of FIIA and FIIAL (U.K.); Director of Fidelity
                       International Management Holdings Limited.



Martin P. Cambridge    Director of FIIAand FIIAL (U.K.); Chief Financial
                       Officer of Fidelity International Ltd. and Fidelity
                       Investment Services Ltd.



Kirk Caza              Vice President of FIIA.



Charles T. M. Collis   Director and Secretary of FIIA; Partner in Conyers, Dill
                       & Pearman, Hamilton, Bermuda; Secretary to many
                       companies in the Fidelity international group of
                       companies.



Philip de Cristo       Vice President and Treasurer of FIIA (1993).



William R. Ebsworth    Director of FIIA (1992).



Frank Mutch            Assistant Secretary of FIIA.



David J. Saul          President, Director, and Controller of FIIA; Director of
                       Fidelity International Limited.



Michael Sommerville    Vice President of FIIA; Vice President of Fidelity
                       International Limited.



Toshiaki Wakabayashi   Director of FIIA.


(6)  FIDELITY INTERNATIONAL INVESTMENT ADVISORS (U.K.) LIMITED
      27-28 Lovat Lane, London, England
 The directors and officers of Fidelity International Investment Advisors (U.K.) Limited (FIIAL (U.K.)) have held, during the past two fiscal years, the following positions of a substantial nature.

Anthony Bolton        Director of FIIAL (U.K.) and FIIA; Director of Fidelity
                      International Management Holdings Limited.



Martin P. Cambridge   Director and Secretary of FIIAL (U.K.) and FIIA; Chief
                      Financial Officer of Fidelity Investments Japan Limited,
                      Fidelity International Ltd., and Fidelity Investment
                      Services Ltd.



C. Bruce Johnstone    Director of FIIAL (U.K.).

(7)  FIDELITY INVESTMENTS JAPAN LIMITED
      Shiroyama JT Mori Bldg., 3-1, Toranomon 4-chome, Minato-ku, Tokyo
105, Japan
 The directors and officers of Fidelity Investments Japan Limited have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d   Chairman & Representative Director of Fidelity
                       Investments Japan Limited, Chairman and Director of
                       FMR Far East, Chairman of the Executive Committee of
                       FMR, Chief Executive Officer of FMR Corp., Chairman
                       of the Board and a Director of FMR, FMR Corp., FMR
                       Texas Inc. and Fidelity Management & Research (U.K.)
                       Inc., President and Trustee of funds advised by FMR.



Yasuo Kuramoto         Vice Chairman & Representative Director & Portfolio
                       Manager of Fidelity Investments Japan Limited,
                       Chairman & Representative Director & Portfolio
                       Adviser of Fidelity International Investment Advisors
                       (Japan) Limited (1991-1993)



Yasukazu Akamatsu      President & Representative Director of Fidelity
                       Investments Japan Limited, Portfolio Manager of
                       Fidelity Investments Japan Limited (1993).



Hiroshi Yamashita      Managing Director & Portfolio Manager of Fidelity
                       Investments Japan Limited.



Nobuhide Kamiyama      Director & General Manager of Planning and Marketing
                       of Fidelity Investments Japan Limited.



Arthur M. Jesson       Director & General Manager of Information Systems
                       and Trading of Fidelity Investments Japan Limited.



Martin P. Cambridge    Director of Fidelity Investments Japan Limited, Chief
                       Financial Officer of Fidelity International Limited,
                       Financial Officer of Fidelity Investments International,
                       Director of Fidelity International Investment Advisors,
                       Director of Fidelity Investments (Taiwan) Limited,
                       Director & Secretary of Fidelity International
                       Investment Advisors (U.K.) Limited.



Noboru Kawai           Director & General Manager of Administration of
                       Fidelity Investments Japan Limited.



Dan H. Blanks          Director of Fidelity Investments Japan Limited,
                       President of Fidelity International Investments Limited,
                       Director of Fidelity International Limited (1993).



Shinobu Kasaya         Portfolio Manager of Fidelity Investments Japan
                       Limited.



Ken-ichi Mizushita     Portfolio Manager of Fidelity Investments Japan
                       Limited.



Edward S.J. Bang       Portfolio Manager of Fidelity Investments Japan
                       Limited (1994), Senior Analyst of Fidelity Management
                       & Research (Far East) Inc. (1991-1994).



Shigeki Makino         Portfolio Manager of Fidelity Investments Japan
                       Limited (1994), Senior Analyst of Fidelity Management
                       & Research (Far East) Inc. (1991-1994).



Asako Kibe             Portfolio Manager of Fidelity Investments Japan
                       Limited (1995), Senior Analyst of Fidelity Management
                       & Research (Far East) Inc. (1991-1995).


Item 29. Principal Underwriters
(a) Fidelity Distributors Corporation (FDC) acts as distributor for most funds advised by FMR and the following other funds:
ARK Funds
(b)

Name and Principal   Positions and Offices   Positions and Offices

Business Address*    With Underwriter        With Registrant

Edward C. Johnson 3d   Director                   Trustee and President

Nita B. Kincaid        Director                   None

W. Humphrey Bogart     Director                   None

Kurt A. Lange          President and Treasurer    None

William L. Adair       Senior Vice President      None

Thomas W. Littauer     Senior Vice President      None

Arthur S. Loring       Vice President and Clerk   Secretary

* 82 Devonshire Street, Boston, MA
 (c) Not applicable.
Item 30. Location of Accounts and Records
 All accounts, books, and other documents required to be maintained by
Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company or Fidelity Service Co., 82 Devonshire Street, Boston, MA 02109, or the funds' respective custodians The Chase Manhattan Bank, 1211 Avenue of the Americas, New York, N.Y. and Brown Brothers Harriman & Co., 40 Water Street, Boston, MA.
Item 31. Management Services
 Not applicable.
Item 32. Undertakings
(a) The Registrant on behalf of Fidelity Overseas Fund, Fidelity Europe Fund, Fidelity Pacific Basin Fund, Fidelity International Growth & Income Fund, Fidelity Global Bond Fund, Fidelity Canada Fund, Fidelity Worldwide Fund, Fidelity Emerging Markets Fund, Fidelity New Markets Income Fund, Fidelity Short-Term World Income Fund, Fidelity Diversified International Fund, Fidelity Japan Fund, Fidelity Diversified Global Fund, Fidelity Latin America Fund, Fidelity Southeast Asia Fund, Fidelity Europe Capital Appreciation Fund, Fidelity International Value Fund, Fidelity France Fund, Fidelity Germany Fund, Fidelity Hong Kong and China Fund, Fidelity Japan Small Companies Fund, Fidelity Nordic Fund, and Fidelity United Kingdom Fund undertakes to deliver to each person who has received the prospectus or annual or semiannual financial report for a fund in an electronic format, upon his or her request and without charge, a paper copy of the prospectus or annual or semiannual report for the fund.
(b) The Registrant undertakes to file a Post-Effective Amendment, using financial statements which need not be certified, within six months of Fidelity Diversified Global Fund's effectiveness.
(c) Each Registrant undertakes: 1) to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees, when requested to do so by record holders of not less than 10% of its outstanding shares; and 2) to assist in communications with other shareholders pursuant to Section 16(c)(1) and (2), whenever shareholders meeting the qualifications set forth in 16(c) seek the opportunity to communicate with other shareholders with a view toward requesting a meeting.
(d) The Registrant undertakes to file a Post-Effective Amendment, using financial statements for Fidelity France Fund, Fidelity Germany Fund, Fidelity United Kingdom Fund, Fidelity Japan Small Companies Fund, Fidelity Hong Kong and China Fund, and Fidelity Nordic Fund that need not be certified, within six months of the funds' effectiveness, unless permitted by the SEC to extend this period.
(e) The Registrant, on behalf of all funds, provided the information required by Item 5A is contained in the annual report, undertakes to furnish to each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.
SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 62 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 16th day of October 1995.
      FIDELITY INVESTMENT TRUST
      By /s/Edward C. Johnson 3d (dagger)
        Edward C. Johnson 3d, President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
     (Signature)    (Title)   (Date)


/s/Edward C. Johnson 3d(dagger)   President and Trustee           October 16, 1995

    Edward C. Johnson 3d          (Principal Executive Officer)




/s/Kenneth A. Rathgeber     Treasurer   October 16, 1995

    Kenneth A. Rathgeber

/s/J. Gary Burkhead    Trustee   October 16, 1995

    J. Gary Burkhead


/s/Ralph F. Cox              *   Trustee   October 16, 1995

   Ralph F. Cox


/s/Phyllis Burke Davis   *   Trustee   October 16, 1995

    Phyllis Burke Davis


/s/Richard J. Flynn         *   Trustee   October 16, 1995

    Richard J. Flynn


/s/E. Bradley Jones         *   Trustee   October 16, 1995

    E. Bradley Jones


/s/Donald J. Kirk             *   Trustee   October 16, 1995

    Donald J. Kirk


/s/Peter S. Lynch             *   Trustee   October 16, 1995

    Peter S. Lynch


/s/Edward H. Malone      *   Trustee   October 16, 1995

   Edward H. Malone


/s/Marvin L. Mann_____*    Trustee   October 16, 1995

   Marvin L. Mann

/s/Gerald C. McDonough*   Trustee   October 16, 1995

    Gerald C. McDonough

/s/Thomas R. Williams    *   Trustee   October 16, 1995

   Thomas R. Williams

(dagger) Signatures affixed by J. Gary Burkhead pursuant to a power of attorney dated December 15, 1994 and filed herewith.
* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 15, 1994 and filed herewith.
POWER OF ATTORNEY
 We, the undersigned Directors, Trustees or General Partners, as the case may be, of the following investment companies:

Fidelity Advisor Annuity Fund         Fidelity Income Fund
Fidelity Advisor Series I             Fidelity Institutional Trust
Fidelity Advisor Series II            Fidelity Investment Trust
Fidelity Advisor Series III           Fidelity Magellan Fund
Fidelity Advisor Series IV            Fidelity Massachusetts Municipal Trust
Fidelity Advisor Series V             Fidelity Mt. Vernon Street Trust
Fidelity Advisor Series VI            Fidelity Municipal Trust
Fidelity Advisor Series VII           Fidelity New York Municipal Trust
Fidelity Advisor Series VIII          Fidelity Puritan Trust
Fidelity California Municipal Trust   Fidelity School Street Trust
Fidelity Capital Trust                Fidelity Securities Fund
Fidelity Charles Street Trust         Fidelity Select Portfolios
Fidelity Commonwealth Trust           Fidelity Sterling Performance Portfolio, L.P.
Fidelity Congress Street Fund         Fidelity Summer Street Trust
Fidelity Contrafund                   Fidelity Trend Fund
Fidelity Corporate Trust              Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Court Street Trust           Fidelity U.S. Investments-Government Securities
Fidelity Deutsche Mark Performance       Fund, L.P.
  Portfolio, L.P.                     Fidelity Union Street Trust
Fidelity Devonshire Trust             Fidelity Yen Performance Portfolio, L.P.
Fidelity Exchange Fund                Spartan U.S. Treasury Money Market
Fidelity Financial Trust                 Fund
Fidelity Fixed-Income Trust           Variable Insurance Products Fund
Fidelity Government Securities Fund   Variable Insurance Products Fund II
Fidelity Hastings Street Trust


plus any other investment company for which Fidelity Management & Research Company acts as investment adviser and for which the undersigned individuals serve as Board Members (collectively, the "Funds"), hereby severally constitute and appoint Arthur J. Brown, Arthur C. Delibert, Robert C. Hacker, Richard M. Phillips, Dana L. Platt and Stephanie A. Djinis, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Pre-Effective Amendments to any Registration Statements of the Funds, any and all subsequent Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.
 WITNESS our hands on this fifteenth day of December, 1994.
/s/Edward C. Johnson 3d         /s/Donald J. Kirk

Edward C. Johnson 3d            Donald J. Kirk





/s/J. Gary Burkhead             /s/Peter S. Lynch

J. Gary Burkhead                Peter S. Lynch





/s/Ralph F. Cox                 /s/Marvin L. Mann

Ralph F. Cox                    Marvin L. Mann





/s/Phyllis Burke Davis          /s/Edward H. Malone

Phyllis Burke Davis             Edward H. Malone





/s/Richard J. Flynn             /s/Gerald C. McDonough

Richard J. Flynn                Gerald C. McDonough





/s/E. Bradley Jones             /s/Thomas R. Williams

E. Bradley Jones                Thomas R. Williams

POWER OF ATTORNEY
 I, the undersigned President and Director, Trustee or General Partner, as the case may be, of the following investment companies:

Fidelity Advisor Annuity Fund         Fidelity Institutional Trust
Fidelity Advisor Series I             Fidelity Investment Trust
Fidelity Advisor Series II            Fidelity Magellan Fund
Fidelity Advisor Series III           Fidelity Massachusetts Municipal Trust
Fidelity Advisor Series IV            Fidelity Money Market Trust
Fidelity Advisor Series V             Fidelity Mt. Vernon Street Trust
Fidelity Advisor Series VI            Fidelity Municipal Trust
Fidelity Advisor Series VII           Fidelity New York Municipal Trust
Fidelity Advisor Series VIII          Fidelity Puritan Trust
Fidelity California Municipal Trust   Fidelity School Street Trust
Fidelity Capital Trust                Fidelity Securities Fund
Fidelity Charles Street Trust         Fidelity Select Portfolios
Fidelity Commonwealth Trust           Fidelity Sterling Performance Portfolio, L.P.
Fidelity Congress Street Fund         Fidelity Summer Street Trust
Fidelity Contrafund                   Fidelity Trend Fund
Fidelity Corporate Trust              Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Court Street Trust           Fidelity U.S. Investments-Government Securities
Fidelity Destiny Portfolios              Fund, L.P.
Fidelity Deutsche Mark Performance    Fidelity Union Street Trust
  Portfolio, L.P.                     Fidelity Yen Performance Portfolio, L.P.
Fidelity Devonshire Trust             Spartan U.S. Treasury Money Market
Fidelity Exchange Fund                   Fund
Fidelity Financial Trust              Variable Insurance Products Fund
Fidelity Fixed-Income Trust           Variable Insurance Products Fund II
Fidelity Government Securities Fund
Fidelity Hastings Street Trust
Fidelity Income Fund


plus any other investment company for which Fidelity Management & Research Company acts as investment adviser and for which the undersigned individual serves as President and Board Member (collectively, the "Funds"), hereby severally constitute and appoint J. Gary Burkhead, my true and lawful attorney-in-fact, with full power of substitution, and with full power to sign for me and in my name in the appropriate capacity, all Pre-Effective Amendments to any Registration Statements of the Funds, any and all subsequent Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.
 WITNESS my hand on the date set forth below.
/s/Edward C. Johnson 3d   December 15, 1994

Edward C. Johnson 3d


POWER OF ATTORNEY
 I, the undersigned Treasurer and principal financial and accounting officer of the following investment companies:

Fidelity Advisor Annuity Fund         Fidelity Institutional Trust
Fidelity Advisor Series I             Fidelity Investment Trust
Fidelity Advisor Series II            Fidelity Magellan Fund
Fidelity Advisor Series III           Fidelity Massachusetts Municipal Trust
Fidelity Advisor Series IV            Fidelity Money Market Trust
Fidelity Advisor Series V             Fidelity Mt. Vernon Street Trust
Fidelity Advisor Series VI            Fidelity Municipal Trust
Fidelity Advisor Series VII           Fidelity New York Municipal Trust
Fidelity Advisor Series VIII          Fidelity Puritan Trust
Fidelity California Municipal Trust   Fidelity School Street Trust
Fidelity Capital Trust                Fidelity Securities Fund
Fidelity Charles Street Trust         Fidelity Select Portfolios
Fidelity Commonwealth Trust           Fidelity Sterling Performance Portfolio, L.P.
Fidelity Congress Street Fund         Fidelity Summer Street Trust
Fidelity Contrafund                   Fidelity Trend Fund
Fidelity Corporate Trust              Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Court Street Trust           Fidelity U.S. Investments-Government Securities
Fidelity Destiny Portfolios              Fund, L.P.
Fidelity Deutsche Mark Performance    Fidelity Union Street Trust
  Portfolio, L.P.                     Fidelity Yen Performance Portfolio, L.P.
Fidelity Devonshire Trust             Spartan U.S. Treasury Money Market
Fidelity Exchange Fund                   Fund
Fidelity Financial Trust              Variable Insurance Products Fund
Fidelity Fixed-Income Trust           Variable Insurance Products Fund II
Fidelity Government Securities Fund
Fidelity Hastings Street Trust
Fidelity Income Fund


plus any other investment company for which Fidelity Management & Research Company acts as investment adviser and for which the undersigned individual serves as Treasurer and principal financial and accounting officer (collectively, the "Funds"), hereby constitute and appoint John H. Costello, my true and lawful attorney-in-fact, with full power of substitution, and with full power to him to sign for me and in my name, in the appropriate capacity, all Pre-Effective Amendments to any Registration Statements of the Funds, any and all subsequent Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.
 WITNESS my hand on the date set forth below.
/s/Kenneth A. Rathgeber   July 1, 1995

Kenneth A. Rathgeber